1933 Act Registration No. 333-185528

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ X ] PRE-EFFECTIVE AMENDMENT NO.  1
[   ] POST-EFFECTIVE AMENDMENT NO. ___

CALVERT VARIABLE PRODUCTS, INC.
(Exact Name of Registrant as Specified in Charter)

(Calvert VP S&P 500 Index Portfolio)

Address of Principal Executive Offices
4550 Montgomery Avenue, Suite 1000N
Bethesda, MD 20814

Registrant's Telephone Number
800-368-2745

Name and Address of Agent for Service:
William M. Tartikoff, Esq.
Calvert Group, Ltd.
4550 Montgomery Ave. Suite 1000N
Bethesda, MD 20814

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective on January 31, 2013 pursuant to Rule 488.

No filing fee is due for Registrant because of reliance on Section 24(f) of the Investment Company Act of 1940.

IMPORTANT INFORMATION REGARDING YOUR INVESTMENT

CALVERT VARIABLE SERIES, INC. 4550 Montgomery Avenue, Suite 1125N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT VP SRI STRATEGIC PORTFOLIO

February [xx], 2013

Dear Policy Owner:

I am writing to inform you of the upcoming special meeting of shareholders (the “Meeting”) of the Calvert VP SRI Strategic Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), to be held on April 19, 2013 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814.

As an owner of a variable annuity or variable life insurance policy issued by an insurance company, you have the right to instruct your insurance company how to vote the shares of the Calvert VP SRI Strategic Portfolio it holds under your policy with respect to the proposal described below.

A.        Portfolio Reorganization

As shown in the chart below, the CVS Board of Directors recommends that the Calvert VP SRI Strategic Portfolio (“Strategic Portfolio” or “Merging Portfolio”) be combined with the Calvert VP S&P 500 Index Portfolio (“Index Portfolio” or “Acquiring Portfolio”), a series of Calvert Variable Products, Inc. (“CVP”), in a tax-free reorganization (the “Reorganization”).  The CVS Board of Directors and the CVP Board of Directors are referred to together in this letter as the “Boards”.

Merging Portfolio	Acquiring Portfolio
Calvert VP SRI Strategic Portfolio	Calvert VP S&P 500 Index Portfolio

You are being asked to vote on a proposal to exchange the assets of the Strategic Portfolio for shares of equal value of the Index Portfolio.  If the Agreement and Plan of Reorganization is approved by policy owners, and your policy remains invested in the Strategic Portfolio Merging through the closing of the Reorganization, your policy will be invested in shares of the Index Portfolio. Details of the Reorganization, the voting process and the Meeting are set forth in the enclosed Prospectus/Proxy Statement.  The Prospectus/Proxy Statement also compares the strategies, expenses and performance of the Strategic Portfolio with those of the Index Portfolio.

The Boards and I believe the Reorganization offers you the opportunity to pursue your investment goals in a larger fund with a comparable or stronger performance history that may benefit from economies of scale over the long-term.  After careful consideration, the Boards have unanimously approved the Reorganization and believe the Reorganization is in the best interests of the Strategic Portfolio and you, as an owner of a policy invested in the Strategic Portfolio.  The Boards recommend that you vote FOR these proposals.

B.        Change of Portfolio Manager of Strategic Portfolio

At a regular meeting of the Board on December 12, 2012, the Board voted to terminate the Investment Subadvisory Agreement between Calvert Investment Management, Inc. (“CIM”), Strategic Portfolio’s investment advisor, and Thornburg Investment Management, Inc., and to authorize CIM to assume responsibility for the day-to-day management of Strategic Portfolio, effective as of December 13, 2012.  The Board took these steps after careful consideration of a number of factors, including its decision to recommend the Reorganization of Strategic Portfolio into Index Portfolio, as discussed above.  Pursuant to an exemptive order granted by the United States Securities and Exchange Commission on December 17, 1996, CVS and CIM may enter into and materially amend each investment subadvisory agreement of Strategic Portfolio without shareholder approval if the subadvisor is not affiliated with CIM.  In essence, the exemptive order permits CVS and CIM to act on behalf of shareholders to terminate and/or select an unaffiliated subadvisor in order to transition to an advisory arrangement that is best suited to achieve the Fund's investment objective.  Pursuant to the exemptive order, and in accordance with the Prospectus and Statement of Additional Information of Strategic Portfolio, information about the new subadvisor is provided in an Information Statement that is attached as Exhibit B to the enclosed Proxy/Prospectus Statement.  We are not asking you for a proxy and you are requested not to send us a proxy with respect to this portfolio manager change.

Regardless of whether you plan to attend the Meeting in person, PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR COMPLETE, DATE, SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE so that you will be represented at the Meeting.  Your internet or telephone vote or your properly executed proxy card must be received by 9:00 a.m., Eastern Time, on April 19, 2013. If you vote by internet or telephone or return a proxy card you may still attend the Meeting in person and you may change your vote by submitting a revised proxy card.  However, attendance in person at the Meeting by itself will not automatically revoke your vote.  To revoke a prior vote you must follow the revocation procedures set forth in the attached Prospectus/Proxy Statement.

I appreciate the time you will take to review these important matters.  If we may be of any assistance, please call us at 800-368-2745.  Our hearing-impaired shareholders may call 800-541-1524 for a TDD connection.

Sincerely,

Barbara J. Krumsiek

Chairperson

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES OF CALVERT VP SRI STRATEGIC PORTFOLIO ARE ATTRIBUTABLE TO YOUR POLICY.  IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE VOTE PROMPTLY.

CALVERT VARIABLE SERIES, INC. 4550 Montgomery Avenue, Suite 1125N Bethesda, Maryland 20814 800-368-2745 ON BEHALF OF THE CALVERT VP SRI STRATEGIC PORTFOLIO

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on April 19, 2013

To the Policy Owners:

NOTICE IS HEREBY GIVEN that a Special meeting of Shareholders of the Calvert VP SRI Strategic Portfolio, a series of Calvert Variable Series, Inc. (“CVS”), will be held on April 19, 2013 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”), for the purposes listed below:

  To approve a proposed Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all of the assets of the Calvert VP SRI Strategic Portfolio, a series of CVS, to the Calvert VP S&P 500 Index Portfolio, a series of Calvert Variable Products, Inc., in exchange for shares of the Calvert VP S&P 500 Index Portfolio. The Reorganization Plan also provides for distribution of these shares of the Calvert VP S&P 500 Index Portfolio to the holders of Calvert VP SRI Strategic Portfolio shares in liquidation and subsequent termination of the Calvert VP SRI Strategic Portfolio.

  To consider and act upon any other business that may properly come before the Meeting.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The CVS Board of Directors and the CVP Board of Directors has fixed the close of business on January [28], 2013 as the record date for determining shareholders of the Strategic Portfolio entitled to notice of and to vote at the Meeting.

February [xx], 2013

By Order of the CVS Board of Directors and the CVP Board of Directors,

William M. Tartikoff, Esq.

Vice President and Secretary

PROSPECTUS/PROXY STATEMENT

Dated February [xx], 2013

Acquisition of the Assets of the		By and in Exchange for Shares of the

CALVERT VP SRI STRATEGIC PORTFOLIO, a series of Calvert Variable Series, Inc.	è	CALVERT VP S&P 500 INDEX PORTFOLIO, a series of Calvert Variable Products, Inc.

Calvert Variable Series, Inc. 4550 Montgomery Avenue, Suite 1125N Bethesda, Maryland 20814 800-368-2745

INTRODUCTION

This Prospectus/Proxy Statement is being furnished in connection with the solicitation of voting instructions (proxies) by the Board of Directors of Calvert Variable Series, Inc. (“CVS”) for use at a Special meeting of Shareholders of the Calvert VP SRI Strategic Portfolio, a series of CVS (“Strategic Portfolio”), to be held on Friday, April 19, 2013 at 9:00 a.m., Eastern Time, in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814, as may be adjourned from time to time (the “Meeting”).

The Board of Directors of CVS is soliciting proxies from shareholders of Strategic Portfolio in connection with the proposed transfer of all of its assets to Calvert VP S&P 500 Index Portfolio (“Index Portfolio”), a series of Calvert Variable Products, Inc. (“CVP”), in exchange for shares of the Index Portfolio (the “Reorganization”).

The following chart provides an overview of the proposed Reorganization:

Merging Portfolio	Acquiring Portfolio
Calvert VP SRI Strategic Portfolio	Calvert VP S&P 500 Index Portfolio

Please take note of the following terms that are used throughout this Prospectus/Proxy Statement:

  Strategic Portfolio is referred to herein as the “Merging Portfolio”;

  Index Portfolio is referred to herein as the “Acquiring Portfolio”;

  Strategic Portfolio and Index Portfolio are referred to herein together as the “Portfolios” and each as a “Portfolio”;

  CVS and CVP are referred to herein together as the “Funds” and each as a “Fund”; and

  The Board of Directors of CVS (the “CVS Board”) and the Board of Directors of CVP (the “CVP Board”) are referred to herein together as the “Board”.

As an owner of a variable annuity or variable life insurance policy (a “Policy” and, collectively, the “Policies”) issued by an insurance company (“Insurance Company” and, collectively, the “Insurance Companies”), you have the right at the Meeting to instruct your Insurance Company how to vote the shares of Strategic Portfolio that are attributable to your Policy with respect to the Reorganization, as described more fully below and in the accompanying Notice of Special meeting of Shareholders. Although the Insurance Companies are the legal owners of the shares of Strategic Portfolio and you are not directly a shareholder of Strategic Portfolio, you have this right because some or all of your Policy value is invested in the stock of Strategic Portfolio, as provided by your Policy.

For simplicity, in this Prospectus/Proxy Statement:

  “Record Holder” of the stock of Strategic Portfolio refers to each Insurance Company that holds shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

  “shares” refers generally to your shares of common stock in the applicable Merging Portfolio; and

  “shareholder” or “Policy Owner” refers to you.

The persons named as proxies on each proxy card will vote the shares of the Strategic Portfolio proportionately in accordance with the instructions received from those Policy Owners who respond with their voting instructions as to that Merging Portfolio.

Following the transfer of Strategic Portfolio assets, if approved by shareholders, shares of the Index Portfolio will be distributed to the Record Holders of the Strategic Portfolio in liquidation thereof.  As a result of the proposed transaction, each Record Holder of Strategic Portfolio will receive shares of the Index Portfolio at a total net asset value equal to the value of the Record Holder’s shares of Strategic Portfolio computed on the business day immediately prior to the Reorganization, and Strategic Portfolio will subsequently be dissolved and terminated as a series of CVS.  The value of your Policy investment held in Strategic Portfolio will be the same as the value of your investment held in Index Portfolio immediately after the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about Index Portfolio that a prospective investor should know before voting on the proposed Reorganization. The Reorganization will occur only if it is approved by the lesser of (i) 67% or more of the shares of Strategic Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of Strategic Portfolio entitled to vote.

Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about the Reorganization:

  Statement of Additional Information of Index Portfolio dated February [xx], 2013, which relates to this Prospectus/Proxy Statement and the Reorganization (the “Reorganization SAI”);

Information about the Merging Portfolio:

  Prospectus of CVS relating to Strategic Portfolio dated April 30, 2012, as supplemented on December 13, 2012;

  Statement of Additional Information of CVS relating to Strategic Portfolio dated April 30, 2012, as revised on December 13, 2012 (the “CVS SAI”);

  The Annual Report to Shareholders of CVS relating to Strategic Portfolio for the fiscal year ended December 31, 2011;

  The Semi-Annual Report to Shareholders of CVS relating to Strategic Portfolio for the six-month period ended June 30, 2012; and

Information about the Acquiring Portfolio:

  Prospectus of CVP relating to Index Portfolio dated April 30, 2012;

  Statement of Additional Information of CVP relating to Index Portfolio dated April 30, 2012 (“CVP SAI”);
  The Annual Report to Shareholders of CVP relating to Index Portfolio for the fiscal year ended December 31, 2011; and

  The Semi-Annual Report to Shareholders of CVP relating to Index Portfolio for the six-month period ended June 30, 2012.

Copies of any of the above documents are available upon request and without charge by writing to Calvert Investment Distributors, Inc., Suite 1125N, Bethesda, Maryland 20814, or calling 800-368-2745 toll-free, and specifying the document(s) you are requesting.

Copies of any of these documents may also be obtained without charge on the EDGAR database on the SEC’s internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

Information relating to Strategic Portfolio contained in the Prospectus of CVS dated April 30, 2012 (SEC File No. 811-03591), as supplemented on December 13, 2012, is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.)

Information relating to Index Portfolio contained in the Prospectus of CVP dated April 30, 2012 (SEC File No. 811-04000), is also incorporated by reference in this document.

The Reorganization SAI relating to this Prospectus/Proxy Statement and the Reorganization, dated February [xx], 2013, which includes (i) the financial statements of CVS relating to Strategic Portfolio for the fiscal year ended December 31, 2011 and the six-month period ended June 30, 2012 and (ii) the financial statements of CVP relating to Index Portfolio for the fiscal year ended December 31, 2011 and the six-month period ended June 30, 2012, is incorporated by reference in its entirety in this document.  Pro forma financial information of CVP relating to Index Portfolio is not included in the Reorganization SAI because the net assets of Strategic Portfolio constitute less than 10% of the net assets of Index Portfolio.

The approximate date on which this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders, and Form of Proxy are first being mailed to shareholders is on or about February [xx+1], 2013.

These securities have not been approved or disapproved by the SEC or any state securities commission, nor has the SEC or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this Prospectus/Proxy Statement are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in Index Portfolio through a Policy involves investment risk, including possible loss of the purchase payment of your original investment.

TABLE OF CONTENTS

Synopsis	6
Reasons for the Reorganization	6
Reorganization Plan	7
Tax Consequences	8
Overview of Portfolios Subject to the Reorganization	8
Investment Objectives and Principal Investment Strategies	9
Fundamental Investment Restrictions	13
Principal Risks	14
Distribution, Purchase, Exchange and Redemption
of Portfolio Shares	17
Expense Comparison	18
Performance	20
Portfolio Management	23
Reasons for the Reorganization	24
Information about The Reorganization	26
Shareholder Information for the Acquiring Portfolios	31
Information on Shareholder Rights	37
General Information about the Portfolios	38
Financial Statements	39
Voting Information	39
Shareholder Proposals	43
Other Business	43

Exhibit A – Agreement and Plan of Reorganization for
Strategic Portfolio	A-1
Exhibit B – Information Statement Relating to the Board’s
Approval of a Change to the Portfolio Manager	B-1

SYNOPSIS

This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and the Exhibits.

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the respective Prospectuses and Statements of Additional Information relating to the Portfolios, and the form of the Agreement and Plan of Reorganization (the “Reorganization Plan”), which is attached to this Prospectus/Proxy Statement as EXHIBIT A.

Reasons for the Reorganization.  The Board believes that the proposed Reorganization would be in the best interest of the shareholders of the Strategic Portfolio. In reaching this decision, the Board considered the terms and conditions of the Reorganization Plan and the following factors, among others:

1.  The relatively small size of Strategic Portfolio and the likelihood that it will not increase substantially in size in the foreseeable future;

2.  Following the Reorganization, the shareholders of Strategic Portfolio will remain invested in an open-end portfolio with a substantially larger asset base;

3.  The Pro Forma Combined Portfolio (as shown in the section entitled “Expense Comparison”) has a significantly lower gross expense ratio than the current gross expense ratio of Strategic Portfolio;

4.  The likelihood that shareholders of Strategic Portfolio, as part of a larger portfolio, may benefit over time from further reductions in overall operating expenses per share on a pro forma basis as a result of certain economies of scale expected after the Reorganization;

5. The investment objective of Strategic Portfolio and Index Portfolio are similar;

6. The Merging Portfolio and the Acquiring Portfolio are situated in the same or a comparable Morningstar style box;

7.  The performance history of Index Portfolio is better than Strategic Portfolio for the year-to-date, one-year, three-year, five-year and ten-year periods ended September 30, 2012;

8.  Strategic Portfolio and Index Portfolio have the same investment advisor;

9. The anticipated tax-free nature of the exchanges contemplated by the Reorganization for federal income tax purposes; and

10. Shareholders of Strategic Portfolio will not experience any dilution in the value of their investment as a result of the Reorganization.

For the reasons described in this Prospectus/Proxy Statement the Board and the Directors on the Board who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), concluded that the Reorganization of Strategic Portfolio into Index Portfolio would be in the best interest of the shareholders of Strategic Portfolio and that the interests of the existing shareholders of Strategic Portfolio will not be diluted as a result of the Reorganization.  Accordingly the Board and the Independent Directors, in separate votes, approved the Reorganization and they recommend shareholder approval of the Reorganization. Subject to shareholder approval, the Reorganization is expected to be completed on or about April 30, 2012.

The Board and the Independent Directors also approved the Reorganization on behalf of the Index Portfolio.  The Directors considered, among other things, the terms and conditions of the Reorganization Plan, the opportunity to add assets to Index Portfolio,  and their expectation that the Reorganization will constitute a tax-free reorganization and that the interests of shareholders would not be diluted as a result of the transaction.    Thus, the Board and the Independent Directors concluded that the Reorganization would be in the best interest of the shareholders of Index Portfolio and approved the Reorganization.  The votes of the shareholders of Index Portfolio are not being solicited in connection with the Reorganization because their approval or consent is not required.

Reorganization Plan. The Board has authorized CVS and CVP to enter into the Reorganization Plan with respect to the Reorganization that provides for the following:

  The transfer of all the assets of Strategic Portfolio to the Index Portfolio in exchange for shares of Index Portfolio;

  Following the transfer, those Index Portfolio shares will be distributed to the Record Holders of the Strategic Portfolio in liquidation of that Portfolio, and the Strategic Portfolio will be dissolved; and

  As a result of the proposed transactions, each Record Holder of Strategic Portfolio will receive shares of Index Portfolio at a total net asset value equal to the value of the Record Holder’s shares of Strategic Portfolio as of the close of the New York Stock Exchange (“NYSE”) on the business day immediately prior to the Reorganization.

The total value of your Policy interest in Strategic Portfolio will be the same as the total value of your Policy interest in Index Portfolio immediately after the Reorganization.

The material terms of the Reorganization Plan are described in more detail in “Information About The Reorganization” below.

Tax Consequences. Pursuant to the Reorganization Plan, as a condition to closing the Reorganization described therein, each Portfolio shall have received an opinion of counsel that, while the matter is not entirely free from doubt, for federal income tax purposes no gain or loss will be recognized by it or its Record Holders as a result of the Reorganization. The tax basis of Index Portfolio shares received by a Record Holder will be the same as the tax basis of the Record Holder’s Strategic Portfolio shares. In addition, the tax basis of the assets of Strategic Portfolio in the hands of the Index Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Strategic Portfolio prior to the Reorganization. Assuming each shareholder’s policy is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. See “Information About The Reorganization” below.

If the Reorganization takes place, Index Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of the Strategic Portfolio. See “Information About The Reorganization – Effect of the Reorganization on Capital Loss Carryforwards” below.

Overview of Portfolios Subject to the Reorganization.  Strategic Portfolio is a series of CVS, an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act.  Strategic Portfolio is a diversified portfolio and offers one class of shares.

Index Portfolio is a series of CVP, an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act. Index Portfolio is a diversified portfolio and offers one class of shares.

Calvert Investment Management, Inc. (“CIM” or the “Advisor”) serves as the investment advisor for the Portfolios.  Strategic Portfolio and Index Portfolio are managed or subadvised as shown in the following chart:

Merging Portfolio	Merging Portfolio Advisor	Acquiring Portfolio	Acquiring Portfolio Subadvisor
Strategic Portfolio	CIM	Index Portfolio	Summit Investment Advisors, Inc.

As of December 10, 2012, the net assets of each Portfolio were as follows:

Merging Portfolio	Net Assets	Acquiring Portfolio	Net Assets
Strategic Portfolio	$26,870,000	Index Portfolio	$285,110,000

Investment Objectives and Principal Investment Strategies.   Each Portfolio has an investment objective and certain principal investment strategies that are employed by the Portfolio’s portfolio managers.  For a more detailed description of the investment techniques used by a Portfolio, see the applicable Portfolio’s Prospectus and the CVS SAI or CVP SAI, as applicable.

Strategic Portfolio è Index Portfolio

Investment Objectives.  Each Portfolio seeks to achieve its investment objective by investing primarily in large capitalization common stocks of U.S. companies. The following chart sets forth the specific investment objective of each Portfolio.

INVESTMENT OBJECTIVE
(Merging Portfolio)	(Acquiring Portfolio)
Strategic Portfolio	Index Portfolio

The Portfolio seeks long-term capital appreciation by investing in equity and debt securities of all types using the Portfolio’s corporate responsibility standards and strategies. A secondary, non-fundamental goal of the Portfolio is to seek some current income. This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

The Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index This objective may be changed by the Portfolio’s Board of Directors without shareholder approval.

Principal Investment Strategies.  Strategic Portfolio normally invests at least 80% of its net assets in equity securities (common stock) of large capitalization companies.  Strategic Portfolio defines large-cap companies as those within the range of market capitalizations of the S&P 500 Index.  Index Portfolio will invest at least 80% of its net assets in investments with economic characteristics similar to stocks represented in the S&P 500 Index.  Index Portfolio will invest primarily in common stock of the companies that comprise the S&P 500 Index.  The S&P 500 Index is an unmanaged index of common stocks comprised of 500 large capitalization common stocks of U.S. companies that aims to include the top 75% of the value of the domestic equity markets.  As of December 31, 2011, the market capitalization of the S&P 500 Index companies ranged from $1.6 billion to $406 billion with a weighted median level of $51.2 billion and a weighted average level of $96.4 billion.  The S&P 500 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.

The material differences between the principal investment strategies of Strategic Portfolio and Index Portfolio are as follows:

(i)    Active versus Passive Management.  Strategic is an actively managed portfolio.  The Advisor uses quantitative, fundamental, and macroeconomic insights that are designed to identify stocks with the greatest potential to outperform the market.  Insights from this stock selection process are enhanced by the Advisor’s fundamental investment research, which seeks to add value by integrating traditional fundamental investment analysis with the Advisor’s proprietary views on critical environmental, sustainability and governance issues.  The portfolio construction process seeks to maximize the benefit of these insights while controlling the Portfolio’s risk profile relative to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, and minimizing transaction costs.

Index Portfolio is a passively managed portfolio.  The Subadvisor of Index Portfolio seeks to substantially replicate the total return of the securities comprising the S&P 500 Index, taking into consideration redemptions, sales of additional shares and certain other adjustments.  Under normal market conditions, as much of the Portfolio’s assets as is practical will be invested in stocks included among the S&P 500 Index Portfolio and futures contracts and options relating thereto.  While not required, the Portfolio will generally sell securities that the Index manager removes from the Index.  The Portfolio may also invest in S&P Depositary Receipts® (“SPDRs®”) or other investment companies that provide exposure to the S&P 500 Index.  SPDRs® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the S&P 500 Index.

(ii)    Sustainable and Socially Responsible Investing.  Strategic Portfolio utilizes a sustainable and socially responsible investment strategy and Index Portfolio does not.

Strategic Portfolio seeks to invest in a wide range of companies and other enterprises that demonstrate varying degrees of commitment and progress toward addressing key corporate responsibility and sustainability challenges.  The Portfolio may invest in companies which already demonstrate leadership on environmental, social and governance issues relevant to their industries, as well as in companies which have yet to make significant progress on such issues but have the potential to do so.  Enhanced engagement will encourage selected companies in the portfolio to address issues where sufficient commitment is lacking, or reinforce progress that may be underway.

        Strategic Portfolio has threshold responsibility standards with respect to tobacco, weapons and human rights, which it applies in determining whether a security qualifies as an investment for the Portfolio.  Investments are selected for financial soundness as well as evaluated according to the Portfolio’s threshold responsibility standards.  Investments must be consistent with the Portfolio’s current financial criteria and threshold responsibility standards, the application of which is in the economic interest of the Portfolio and its shareholders.

        Strategic Portfolio has the following threshold responsibility standards which are applied in determining whether a security qualifies as an investment for the Portfolio:

        •    The Portfolio will seek to avoid investing in companies that manufacture tobacco products.

        •     The Portfolio will seek to avoid investing in companies that manufacture, design or sell weapons or the critical components of weapons that violate international humanitarian law or that are inherently offensive weapons.

        •     The Portfolio will critically evaluate companies that contribute directly to governments that are under U.S. or international sanction for grave human rights abuses such as genocide or forced labor.

        As the corporate responsibility and sustainability objectives long supported by Calvert have become more mainstream concerns, Calvert has observed significant new commitments to address environmental, social and governance issues on the part of many companies.  Strategic Portfolio acknowledges and encourages such progress, including that on the part of companies which may be in the early stages of addressing the most critical risks and/or opportunities facing their industry.  Enhanced engagement for the Portfolio will encourage companies to reinforce key areas of progress and to address legacy or current issues where commitment and sustainability performance continue to lag their peers.  Engagement will urge companies to improve their environmental, social and governance performance and to pursue sustainability leadership opportunities where possible.

        As a matter of practice, evaluation of a particular company in the context of this strategy will involve subjective  judgment by Calvert.  All threshold responsibility standards may be changed by the Board of Directors without shareholder approval.

        Under Calvert’s SAGE (“Sustainability Achieved through Greater Engagement”) strategy, Strategic Portfolio may invest in a full range of companies consistent with its threshold responsibility standards.  These companies may be emerging sustainability leaders and/or entities which have yet to make significant progress but have the potential to do so.

        As the Portfolio’s investment advisor, CIM will use the SAGE process to identify and select companies for focused engagement and to determine tangible objectives to pursue with each.  Engagement will focus on (1) addressing legacy and/or current issues lacking sufficient focus, commitment and/or concrete performance and (2) encouraging further progress in areas of improvement and emerging leadership.  The level of engagement employed by CIM for a specific company may vary based on the company’s progress on these issues.

        CIM’s approach will employ a range of engagement tools, from proxy voting and shareholder resolutions to dialogues with senior management and        broader industry-standard setting initiatives to advance our advocacy objectives with selected companies.  If a company fails to make sufficient progress in its commitments with respect to environmental, social and governance issues in response to CIM’s engagement approach, Strategic Portfolio may divest that company’s security from the portfolio at a time that is in the best interests of the Portfolio’s shareholders.

(iii)   Foreign Securities.  Strategic Portfolio may invest up to 25% of its total assets in foreign securities.  Index Portfolio does not typically invest in foreign securities.

(iv)   Mid-Cap and Small-Cap Securities.  Strategic Portfolio may invest a portion of the portfolio in mid-cap and small-cap securities.  Index Portfolio will not typically invest in mid-cap and small-cap securities.

(v)   Futures.  Strategic Portfolio may, but typically will not, invest in futures or options on futures. Index Portfolio may invest a portion of the portfolio in futures contracts that relate to the S&P 500 Index and stocks comprising that index, and may purchase and write call and put options on such futures contracts.

(vi)   Fixed-Income Securities.  Strategic Portfolio may invest in debt securities of all types.  Index Portfolio may invest a portion of the portfolio in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.  In addition, for temporary defensive purposes, Index Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Portfolio Turnover.  Each Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the examples under “Expense Comparison”, affect the Portfolio’s performance.  During the fiscal year ended December 31, 2011, Strategic Portfolio and Index Portfolio had portfolio turnover rates of 74% and 7%, respectively, in each case based on the portfolio’s average value.

Sale of Merging Portfolio Securities.  It is expected that the Reorganization would result in the liquidation of approximately 85 percent of the portfolio securities of Strategic Portfolio.  These portfolio securities have an approximate value of $23 million based on the net assets of Strategic Portfolio as of December 10, 2012.  These sale proceeds would then be reinvested in portfolio securities included in the S&P 500 Index.  Transaction costs will be incurred as a result of the liquidation of these portfolio securities and the acquisition of replacement portfolio securities.  These transaction costs would ultimately be borne by Policy Owners or plan participants invested in Strategic Portfolio or Index Portfolio.

Fundamental Investment Restrictions. In addition to the objectives and strategies described above, each Portfolio has adopted certain fundamental investment restrictions, which may not be changed without the approval of the holders of a majority of the outstanding shares of that Portfolio.

Strategic Portfolio è Index Portfolio

The fundamental restrictions of the Portfolios are comparable, except for the following material differences:

(i)     Borrowing.    Strategic Portfolio may not borrow money, except for temporary emergency purposes or except in connection with reverse repurchase agreements, in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  Pursuant to a nonfundamental investment restriction, Strategic Portfolio may borrow money only from a bank or by engaging in reverse repurchase agreements, and will not purchase any security while borrowings representing more than five percent of the Portfolio’s total assets are outstanding.

        Index Portfolio may not borrow amounts in excess of 10% of the Portfolio’s total assets, taken at market value at the time of the borrowing, and then only from banks and by entering into reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging.  For purposes of this restriction, entering into futures contracts or reverse repurchase agreements will not be deemed a borrowing.

(ii)    Short Sales and Purchasing Securities on Margin.  Strategic Portfolio does not have a fundamental investment restriction regarding short sales and purchasing securities on margin.  However, pursuant to nonfundamental investment restrictions, Strategic Portfolio does not currently intend to (i) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short and (ii) purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Index Portfolio may not purchase any securities on margin (except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.

(iii) Illiquid Investments.  Strategic Portfolio does not have a fundamental investment restriction regarding illiquid investments.  However, pursuant to a nonfundametal investment restriction, Strategic Portfolio does not currently intend to purchase any security, if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

Index Portfolio may not invest more than 10% of its total assets in repurchase agreements maturing in more than seven days, “small bank” certificates of deposit that are not readily marketable, and other illiquid investments.

(iv) Reverse Repurchase Agreements.  Strategic Portfolio does not have a fundamental investment restriction regarding reverse repurchase agreements.  However, pursuant to a nonfundamental investment restriction, Strategic Portfolio will not purchase any security while outstanding borrowings, which include reverse repurchase agreements with any party, exceed five percent of its total assets.

Index Portfolio may not enter into reverse repurchase agreements if the total of such investments would exceed 5% of the total assets of the Portfolio.

(v)   Lending.  Strategic Portfolio does not have a fundamental investment restriction regarding the making of loans.

        Index Portfolio may not make loans, except through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly traded obligations not being considered the making of a loan).

Principal Risks. An investment in each Portfolio entails investment risk. Shareholders could lose money on their investment in each Portfolio, or each Portfolio could underperform, because of the following principal risks.

Strategic Portfolio è Index Portfolio

PRINCIPAL RISKS
(Merging Portfolio)	(Acquiring Portfolio)
Strategic Portfolio	Index Portfolio

Management Risk. Individual stocks in the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result. For fixed-income securities in the Portfolio, the Advisor’s forecast as

to interest rates may not be correct.

Management Risk. Individual stocks in the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result.
Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Portfolio to fall.	Stock Market Risk. The stock market or the S&P 500 Index may fall in value, causing prices of stocks held by the Portfolio to fall.
The Portfolio has no similar principal risk.

Index Tracking Risk. An index fund has operating expenses; a market index does not. The Portfolio, while expected to track its target index as closely as possible, will not be able to match the performance of the index exactly.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Preferred Stock Risk. The market value of preferred stock generally decreases when interest rates rise and is affected by the issuer’s ability to make payments on the preferred stock.	The Portfolio has no similar principal risk.

Market Capitalization Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful small companies, especially during extended period of economic expansion. Prices of small-cap and mid-cap stocks can be more volatile than those of larger, more established companies. Small-cap and mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies. Prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-dap, mid-cap and large-cap securities.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful small companies, especially during extended period of economic expansion.

Value Company Risk. Value stocks may perform differently from the market as a whole, which may not recognize a security’s intrinsic value for a long time. The value-oriented investing approach may fall out of favor with investors from time to time, during which the Portfolio may underperform other funds using different investment approaches.

Valuation Risk. A stock judged to be undervalued by the Subadvisor may actually be appropriately priced, and it may not appreciate as anticipated.

The Portfolio has no similar principal risks.

Growth Company Risk. Prices of growth company securities may fall more than the overall equity markets due to changing economic, political or market conditions or disappointing growth company earnings results. Growth stocks also generally lack the dividends of some value stocks that can cushion stock prices in a falling market.

The Portfolio has no similar principal risk.

Bond Market Risk. The market prices of bonds held by the Portfolio may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

The Portfolio has no similar principal risks.
The Portfolio has no similar principal risks.

Investments in Other Investment Companies. The risks of investing in other investment companies typically reflect the risks of the types of securities in which those investment companies invest. When the Portfolio invests in another investment company, shareholders of the Portfolio bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Portfolio’s fees and expenses.

Stock Index Futures and Options Risk. Using stock index futures and options may increase the Portfolio’s volatility and may involve a small cash investment relative to the magnitude of risk assumed. If changes in a derivative’s value do not correspond to changes in the value of the Portfolio’s other investments, the Portfolio may not fully benefit from or could lose money on the derivative position. Derivatives can involve risk of loss if the party who issued the derivative defaults on its obligation. Derivatives may also be less liquid and more difficult to value.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

The Portfolio has no similar principal risks.

An investment in any Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information concerning the risks associated with investments in the Portfolios, see the applicable Portfolio’s Prospectus and the CVS SAI or the CVP SAI, as applicable.

Distribution, Purchase, Exchange and Redemption of Portfolio Shares.  The distribution of, and the purchase, exchange and redemption procedures relating to, Portfolio shares are the same for each Portfolio.

Calvert Investment Distributors, Inc. is the principal underwriter and distributor of the Portfolios and continuously offers Portfolio shares on a best efforts basis.  The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts to fund the benefits under the Policies issued by the Insurance Companies.  The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies.  Policy Owners may exchange shares in accordance with each Portfolio’s prospectus and the terms of the applicable Policy.  For more information, see “Shareholder Information for the Acquiring Portfolio – Purchase, Redemption and Exchange of Shares” below.

EXPENSE COMPARISON

The following tables allow you to compare the expenses of the Portfolios, and the tables titled “Pro Forma Combined Portfolio” show what the expenses of Index Portfolio and SRI Balanced are estimated to be assuming the Reorganization takes place. You will not pay an initial or deferred sales charge in connection with any Reorganization.

The expense amounts set forth in the tables and the Examples are based on annualized data presented in the Semi-Annual Report dated June 30, 2012 of each Merging Portfolio and each Acquiring Portfolio.  The expense amounts in the tables and the Examples for the Combined Portfolios are based on the annualized estimated combined expenses of the  Acquiring Portfolio and Merging Portfolio for the six months ended June 30, 2012.

The tables do not reflect fees and charges imposed under the variable annuity and variable life insurance contracts through which an investment may be made. If these fees and charges were included, costs would be higher.

Strategic Portfolio è Index Portfolio

SHAREHOLDER FEES.  The following chart shows the Portfolio fees that are paid directly from your account.

	(Merging Portfolio)	(Acquiring Portfolio & Combined Portfolio)
	Strategic Portfolio	Index Portfolio
Maximum sales charge (load) imposed on purchases	None	None
Maximum deferred sales charge (load)	None	None

ANNUAL FUND OPERATING EXPENSES.   The following chart shows the Portfolio expenses that are deducted from Portfolio assets.

	(Merging Portfolio)	(Acquiring Portfolio)	(Pro Forma Combined Portfolio)
	Strategic Portfolio	Index Portfolio	Index Portfolio
Management Fees	0.80% [1]	0.35%[2]	0.35%[2]
Other Expenses	0.15%	0.11%	0.15%
Total Annual Fund Operating Expenses	0.95%	0.46%	0.50%
Less fee waiver and/or expense reimbursement [1]	---	(0.04%)	(0.08)%
Net expenses	0.95%	0.42%	0.42%

1  The Management Fee includes a 0.05% Administrative Fee.  On December 12, 2012, the CVS Board terminated Thornburg Investment Management, Inc. as subadvisor and CIM assumed the responsibility for the day-to-day management of Strategic Portfolio. See the Information Statement attached to this Prospectus/Proxy Statement as Exhibit B.  Due to the elimination of the subadvisor’s management fee, CIM has agreed to voluntarily waive 0.15% of its advisory fee, commencing on February 10, 2013, for as long as CIM is the sole investment advisor to Strategic Portfolio.

2   The Management Fee includes a 0.10% Administrative Fee.

Examples. These examples are intended to help you compare the cost of investing in the Portfolios (both before and after the Reorganization) with the cost of investing in other mutual funds.  The examples assume that:

•        You invest $10,000 in the Portfolio for the time periods indicated;

•        You reinvest all dividends and distributions;

•        Your investment has a 5% return each year; and

•        The Portfolio's operating expenses remain the same.

The examples do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Strategic Portfolio è Index Portfolio

(Unaudited)	1 Year	3 Years	5 Years	10 Years
Merging Portfolio:
Strategic Portfolio	$97	$303	$525	$1,166
Acquiring Portfolio:
Index Portfolio	$43	$144	$254	$575
Combined Portfolio:
Index Portfolio	$43	$151	$270	$616

PERFORMANCE

Bar Chart and Performance Table

The following bar charts and tables show the Merging Portfolio's annual returns and long-term performance in comparison to the annual returns and long-term performance of the Acquiring Portfolio.  Each bar chart shows how the Portfolio’s performance has varied from year to year.  Each table compares the Portfolio’s performance over time with that of an index and an average.

A Portfolio’s past performance does not necessarily indicate how that Portfolio will perform in the future.

The returns shown do not reflect fees and charges imposed under variable annuity and variable life insurance contracts through which an investment may be made.  If these fees and charges were included, they would reduce these returns.

Strategic Portfolio è Index Portfolio

(Merging Portfolio)

Strategic Portfolio

Calendar Year Total Returns

[Note:  The returns shown are for the one year period ended 9/30 of each year.

            The returns will be updated to reflect data for the period ended 12/31.]

	Quarter Ended	Total Return
Best Quarter (of periods shown)	06/30/09	27.12%
Worst Quarter (of periods shown)	09/30/11	-22.50%

(Acquiring Portfolio)

Index Portfolio

Calendar Year Total Returns

[Note:  The returns shown are for the one year period ended 9/30 of each year.

            The returns will be updated to reflect data for the period ended 12/31.]

	Quarter Ended	Total Return
Best Quarter (of periods shown)	06/30/09	15.85%
Worst Quarter (of periods shown)	12/31/08	-21.91%

      AVERAGE ANNUAL TOTAL RETURNS (as of September 30, 2012)

(Merging Portfolio)	1 Year	5 Years	10 Years	(Acquiring Portfolio)	1 Year	5 Years	10 Years
Strategic Portfolio	18.37%	-2.98%	6.75%	Index Portfolio	29.69%	0.75%	7.62%
S&P 500 Index*	30.20%	1.05%	8.01%	S&P 500 Index*	30.20%	1.05%	8.01%
Lipper VA Multi-Cap Core Funds Average	24.31%	0.01%	8.39%	Lipper VA S&P 500 Index Objective Funds Average	29.63%	0.64%	7.68%

*   Reflects no deduction for fees or expenses.

PORTFOLIO MANAGEMENT

Management. The overall management of each Portfolio is the responsibility of, and is supervised by, the Board.

Investment Management. Calvert Investment Management, Inc. (“CIM” or the “Advisor”), 4550 Montgomery Avenue, Suite 1125N, Bethesda, MD 20814, is the investment advisor for the Funds.  CIM is a subsidiary of Calvert Investments, Inc., which is an indirect subsidiary of Ameritas Holding Company (“Ameritas”). CIM provides the Funds with investment supervision and management and office space; furnishes executive and other personnel to the Funds, and pays the salaries and fees of all Directors who are affiliated persons of and employed by CIM. It has been managing mutual funds since 1976. As of December 31, 2012, CIM was the investment advisor for 44 mutual fund portfolios and had over $12 billion in assets under management.

Advisory Fees for the Acquiring Portfolio.

Index Portfolio

Under the investment advisory agreement between CIM and CVP, CIM receives an annual advisory fee of 0.25% with respect to Index Portfolio as a percentage of the Portfolio’s average daily net assets.  The advisory fee does not include administrative fees of 0.10%.

A discussion regarding the basis for the approval by the Board of the Portfolio’s investment advisory agreement is available in the most recent Annual Report for Calvert VP S&P 500 Index Portfolio covering the fiscal year ended December 31.

Subadvisor and Portfolio Manager for the Acquiring Portfolio.

Information is provided below identifying each individual and/or member of the team who is employed by or associated with the Subadvisor of the Acquiring Portfolio and who are jointly and primarily responsible for the day-to-day management of the Acquiring Portfolio.

Index Portfolio

Summit Investment Advisors, Inc. (“Summit”), 390 North Cotner Blvd., Lincoln, NE 68505, is the investment subadvisor to the Portfolio.  Summit, a wholly-owned subsidiary of Ameritas Holding Company, was organized in 1984 under the laws of the State of Nebraska.  Summit is an affiliate of CIM.

Summit is the investment subadvisor to Index Portfolio.  The Portfolio Managers of that Portfolio are as follows:

Name of Portfolio Manager	Title	Length of Service with Subadvisory Firm	Business Experience During Last 5 Years	Role on Management Team
Gary R. Rodmaker, CFA	Managing Director	Since May 1999	Managing Director of Summit	Team Leader
Kevin L. Keene	Senior Analyst	Since November 2008	Equity Index and Derivatives Analyst for Summit since 2008 (Senior Analyst since November 2011); Marketing Reporting Analyst for Summit from 2006 to 2008.	Team Member

The CVP SAI provides additional information about each Portfolio Manager’s management of other accounts, compensation and ownership of securities in the Acquiring Portfolio.

Other Management Arrangements.

Calvert Investment Distributors, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the principal underwriter and distributor of the Portfolios.

Boston Financial Data Services, Inc., a subsidiary of State Street Bank & Trust Company, N.A., is the transfer agent and dividend disbursing agent for the Portfolios.

Calvert Investment Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the shareholder servicing agent for the Portfolios.

Calvert Investment Administrative Services, Inc., a subsidiary of Calvert Investments, Inc. and an affiliate of CIM, is the administrator for the Portfolios.

REASONS FOR THE REORGANIZATION

The Board believes that the Reorganization is in the best interests of Strategic Portfolio and its shareholders.  At a Board Meeting held on December 12, 2012, the Board reviewed various challenges to the continuing viability of Strategic Portfolio.  These challenges include: (i) a decline in assets since CIM assumed the investment advisor role in 2006 after the Portfolio’s initial investment advisor, Ameritas Investment Corp., changed its business strategy and opted to make existing mutual funds offered by external fund sponsors available through its variable annuity products, (ii) the failure of the Portfolio to achieve scale despite having been in existence for more than ten years, (iii) the fact that a substantial portion of the assets are invested through variable annuity and variable life insurance products that are closed to new sales, (iv) the fact that the Portfolios are not included in the Ameritas asset allocation model portfolios that represent the principal sales channel, and (v) the lack of meaningful non-affiliated sales and limited prospects for growing non-affiliated sales given the performance and expense structure of competing products. CIM accordingly recommended the reorganization of Strategic Portfolio into Index Portfolio. In connection with its consideration of these matters, the Board was also advised by counsel to the Independent Directors of its fiduciary responsibilities to the shareholders of Strategic Portfolio and the legal issues involved.

In addition, the Board considered a number of additional factors, including, but not limited to: (i) the capabilities, investment experience, and resources of Summit; (ii) the expenses and advisory fees applicable to each Portfolio before the Reorganization and the pro forma expense ratios for shareholders of Index Portfolio following the Reorganization; (iii) the terms and conditions of the Reorganization Plan and the expectation that the Reorganization would not result in a dilution of the interests of the shareholders of Strategic Portfolio; (iv) the economies of scale expected to be realizable as a result of the Reorganization; (v) the costs estimated to be incurred by each Portfolio to complete the Reorganization; (vi) the current size and future growth prospects of Strategic Portfolio in comparison to the size and anticipated future growth prospects of Index Portfolio; (vii) the similarity of the investment objective of Strategic Portfolio and Index Portfolio; (vii) the performance of Strategic Portfolio in comparison to Index Portfolio; and (ix) the anticipated non-taxable treatment of the Reorganization for federal income tax purposes.  Thus, when considering all of the above factors, the Board determined that the Reorganization of Strategic Portfolio into Index Portfolio would be in the best interest of Strategic Portfolio and its shareholders.

After this discussion, and following a further review of the materials and the terms of the proposed Reorganization Plan, the Board, including the Independent Directors, approved the Reorganization and recommended its approval by the shareholders of Strategic Portfolio.  In connection with the approval of the Reorganization, the Board noted that (i) since the value of Index Portfolio shares to be received by Strategic Portfolio shareholders will be equal to the value of the shares of Strategic Portfolio surrendered in exchange therefor, shareholders of Strategic Portfolio will not experience any dilution in the value of their investment as a result of the Reorganization, and (ii) Strategic Portfolio will receive an opinion of counsel that the exchanges contemplated by the Reorganization Plan will be tax-free for federal income tax purposes.

The Board also concluded that the proposed Reorganizations would be in the best interests of Index Portfolio after considering, among other things, (i) the economies of scale expected to be realizable as a result of the Reorganization, (ii) that shareholders of Index Portfolio will not experience any dilution in the value of their investment as a result of the Reorganization, and (iii) that Index Portfolio will receive an opinion of counsel that the exchanges contemplated by the Reorganization Plan will be tax-free for federal income tax purposes.  Accordingly, the Board, including the Independent Directors, approved the Reorganization on behalf of Index Portfolio.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization is qualified in its entirety by reference to the Reorganization Plan, a copy of which is attached as Exhibit A to this Prospectus/Proxy Statement.

Plan of Reorganization. The Reorganization Plan provides that Index Portfolio will acquire all the assets of Strategic Portfolio in exchange for shares of Index Portfolio. If approved by shareholders, the Reorganization is expected to be completed on or about April 30, 2013 or such earlier or later date as the parties may mutually agree (the “Closing Date”).

The value of the full and fractional shares of Index Portfolio to be issued to Record Holders of Strategic Portfolio will equal the value of the shares of Strategic Portfolio outstanding immediately prior to the Reorganization. Portfolio securities of Strategic Portfolio will be valued in accordance with its valuation practices.

At the time of the Reorganization, Strategic Portfolio will pay all of its obligations and liabilities, and prior to the Reorganization will issue a dividend to distribute to its Record Holders any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Closing Date not previously distributed (after reductions for any capital loss carryforward).  The Reorganization will be accounted for by the method of accounting commonly used by open-end investment companies.

As soon as practicable after the Closing Date, Strategic Portfolio will liquidate and distribute pro rata to its Record Holders as of the close of business on the Closing Date full and fractional shares of Index Portfolio at a total net asset value equal to the value of the Record Holder’s shares of Strategic Portfolio computed as of the close of business on the Valuation Date (the business day immediately preceding the Closing Date). This method of valuation is consistent with interpretations of Rule 22c-1 under the 1940 Act by the SEC’s Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of Index Portfolio, representing the respective pro rata number of full and fractional shares of Index Portfolio due Record Holders of Strategic Portfolio. Share certificates will not be issued in connection with the Reorganization.

The consummation of the Reorganization Plan is subject to the conditions set forth therein, including the approval of the Reorganization Plan by the lesser of (i) 67% or more of the shares of Strategic Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of Strategic Portfolio entitled to vote. The votes of the shareholders of Index Portfolio are not being solicited because their approval or consent is not necessary for the Reorganization.

Representations, Warranties and Agreements. Both parties to the Reorganization shall have complied with their respective responsibilities under the Reorganization Plan, the respective representations and warranties contained in the Reorganization Plan shall be true in all material respects as of the Closing Date, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either Portfolio which is a party to the Reorganization Plan since December 31, 2012. Both parties to the Reorganization shall produce certificates satisfactory in form and substance indicating that they have met the terms of the Reorganization Plan.

Tax Opinions. For the purposes of this tax section, “Record Holder” refers to the separate accounts through which the Insurance Companies own shares of Strategic Portfolio’s stock. Assuming each shareholder’s policy or contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

Both Portfolios involved in the Reorganization shall have received an opinion of counsel, addressed to the Portfolios and in form and substance satisfactory to each Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code (the “Code”) to the Portfolios and their respective Record Holders.  For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Reorganization Plan, this Prospectus/Proxy Statement, and on other written representations of each Portfolio.  With respect to the Reorganization, counsel will opine, based on the facts and assumptions stated in the applicable legal opinion, that, while the matter is not entirely free from doubt, for federal income tax purposes:

  The transfer of all of the assets of Strategic Portfolio in exchange for shares of Index Portfolio followed by the distribution of those shares pro rata to the separate accounts as shareholders of Strategic Portfolio in liquidation thereof will constitute a “reorganization” within the meaning of  §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and Index Portfolio and Strategic Portfolio will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

  No gain or loss will be recognized by Index Portfolio upon the receipt of the assets of Strategic Portfolio solely in exchange for Index Portfolio shares.

  No gain or loss will be recognized by Strategic Portfolio upon the transfer of its assets to Index Portfolio in exchange for Index Portfolio shares, or upon the distribution (whether actual or constructive) of such shares to the separate accounts as shareholders of Strategic Portfolio in exchange for their Strategic Portfolio shares.

  No gain or loss will be recognized by the separate accounts as shareholders of Strategic Portfolio upon the exchange of their Strategic Portfolio shares for Index Portfolio shares in liquidation of Strategic Portfolio.

  The aggregate tax basis of Index Portfolio shares received by each separate account as a shareholder of Strategic Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of Strategic Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of Index Portfolio shares received by each separate account as a shareholder of Strategic Portfolio will include the period during which the shares of Strategic Portfolio exchanged therefor were held by such separate account shareholder (provided the shares of Strategic Portfolio were held as a capital asset on the date of the Reorganization).

  The tax basis of the assets of Strategic Portfolio acquired by Index Portfolio will be the same as the tax basis of those assets to Strategic Portfolio immediately prior to the Reorganization, and the holding period of the assets of Strategic Portfolio in the hands of Index Portfolio will include the period during which those assets were held by Strategic Portfolio.

  Index Portfolio will succeed to and take into account the capital loss carryovers of Strategic Portfolio described in section 381(c) of the Code.  Index Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

The Reorganization Plan may be amended by mutual written consent of the parties to the Reorganization Plan authorized by the Board of each party.  The Reorganization Plan may be amended before or after it has been approved by shareholders of Strategic Portfolio, but following its approval by shareholders, no amendment may be made that substantially changes the terms of the Reorganization Plan.

The Reorganization Plan may be terminated, and the Reorganization abandoned, at any time prior to the Closing Date by either party to the Reorganization Plan upon notice to the other party, whether before or after approval by shareholders of Strategic Portfolio, or by either party by notice to the other party at any time prior to the Closing Date if any material condition to its performance under the Reorganization Plan or a material covenant of the other party set forth in the Reorganization Plan has not been fulfilled, or a material default or material breach of the Reorganization Plan is made by the other party.  In accordance with the Reorganization Plan, the Portfolios are responsible for the payment of their own expenses incurred in connection with the Reorganization.  The aggregate expenses are estimated to be $28,500 to cover all legal and accounting fees and expenses, printing expenses, and other fees and expenses incurred in connection therewith.  With respect to Index Portfolio, however, CIM has agreed to contractually limit direct net annual fund operating expenses to 0.42% through April 30, 2013.  Since the gross expense ratio for Index Portfolio is currently higher than 0.42%, CIM is reimbursing Index Portfolio for certain fees and expenses and the reorganization expenses for Index Portfolio will therefore effectively be borne by CIM.

Description of Shares of the Acquiring Portfolios. In accordance with the procedures under the Reorganization Plan as described above, each Record Holder of Strategic Portfolio will receive that number of full and fractional shares of Index Portfolio equal in value at the Valuation Date to the value of the shares of the Strategic Portfolio then held by such Record Holder.  Each share will be fully paid and non-assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

The shares to be issued by Index Portfolio are sold at NAV without any front-end or deferred sales charges and are not subject to distribution-related or shareholder-servicing related fees. Because each transfer will be effected at NAV without the imposition of a sales charge, the Record Holders of Strategic Portfolio will receive shares of Index Portfolio without paying any front-end sales charge or a contingent deferred sales charge as a result of the Reorganization.

After the Reorganization, to the extent that your Policy remains invested in Index Portfolio shares, the value of your Policy interest will depend on the performance of Index Portfolio, rather than that of Strategic Portfolio.

Following the Reorganization, the shares of Index Portfolio will be sold only to insurance companies for allocation to their separate accounts to fund the benefits under variable annuity contracts and variable life insurance policies issued by such companies, and to certain pension or retirement plans that are qualified plans under federal tax law. The interest of a policy or contract owner or plan participant in the shares will be subject to the terms of the particular annuity or life insurance policy or plan through which such shares are held, as described in the prospectus for the applicable policy or contract or in the applicable plan documents.

Federal Income Tax Consequences. The Reorganization Plan is intended to be a tax-free reorganization pursuant to Section 368(a)(1) of the Code.  Opinions of counsel are not binding on the Internal Revenue Service or the courts.  If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable, and Record Holders could recognize a gain or loss on the transaction.  However, because the separate accounts that hold the Merging Portfolios are permitted to defer income taxes, no tax liability would result from any such gain and no tax benefit would result from any such loss.

Since the Record Holders of the Portfolios are insurance companies, this Prospectus/Proxy Statement does not contain a detailed discussion of federal income tax consequences at the shareholder level. For information concerning federal tax consequences to purchasers of variable contracts or life insurance policies, see the prospectuses for the contracts or policies.

Effect of the Reorganization on Capital Loss Carryforwards. The following table provides information as of December 31, 2011, regarding each Portfolio’s capital loss carryforwards that will expire.

Expiration Date	Expiring Capital Loss Carryforwards
	Strategic Portfolio	Index Portfolio
December 31, 2012	$0	$2,529,937
December 31, 2013	$0	$1,687,669
December 31, 2014	$0	$ 0
December 31, 2015	$0	$2,330,473
December 31, 2016	$3,304,975	$ 280,386
December 31, 2017	$4,955,593	$2,509,534
December 31, 2018	$0	$2,611,900

In addition, Index Portfolio has $67,162 in short-term capital loss carryforwards and $253,130 in long-term capital loss carryforwards that will not expire (“Non-Expiring Capital Loss Carryforwards”).  Non-Expiring Capital Loss Carryforwards must be used before any of the Expiring Capital Loss Carryforwards that are listed in the table are used.

If the Reorganization is not consummated, the loss carryforwards of each Portfolio should be available to offset any net realized capital gains of that Portfolio through the expiration date, if any.  It is anticipated that no distributions of net realized capital gains would be made by any Portfolio until the capital loss carryforwards expire or are offset by net realized capital gains.

If the Reorganization is consummated, Index Portfolio will be constrained in the extent to which it can use the capital loss carryforwards of Strategic Portfolio because of limitations imposed by the Code on the occurrence of an ownership change. Assuming that the Non-Expiring Capital Loss Carryforwards have been used, each calendar year Index Portfolio should be able to use Expiring Capital Loss Carryforwards in an amount equal to the net asset value of Strategic Portfolio on the Closing Date multiplied by a long-term tax-exempt rate calculated by the Internal Revenue Service. If that amount of Expiring Capital Loss Carryforwards is not used in that calendar year, the unused amount may be added to the amount capital loss carryforwards available for use in the next calendar year. For 2013, the amount of capital loss carryforwards that may be used under the formula will be further reduced to reflect the number of days remaining in the year following the Closing Date, which is currently anticipated to be on or about April 30, 2013.

CIM believes that the anticipated benefits of the Reorganization outweigh the uncertain potential detriment resulting from the partial loss of capital loss carryforwards, since the Record Holders, as separate accounts of the Insurance Companies, pay no tax on their income.

Expenses. After the consummation of the Reorganization, the total operating expenses of Index Portfolio, as a percent of net assets, are estimated to be less than the current operating expenses of Strategic Portfolio.  Certain administrative and fixed costs, such as set up fees for printing prospectuses, semi-annual and annual reports and proxy statements, legal expenses, audit fees, registration fees, and other similar expenses would be spread across a larger asset base, thereby reducing the expense ratio borne by Index Portfolio.  These efficiencies are not reflected in the Pro Forma Combined Portfolio expenses shown in the tables under “Expense Comparison”, in part, because of the impact of the expenses associated with the Reorganization.  In addition, with respect to the Reorganization, the advisory fees for Index Portfolio are lower than the advisory fees for Strategic Portfolio, because Index Portfolio is a passively managed index portfolio whereas Strategic Portfolio is an actively managed portfolio.

Capitalization. The beneficial interests in CVS are represented by 32,500,000,000 authorized transferable shares of common stock, par value $0.01 per share. The beneficial interests in CVP are represented by 1,130,000,000 authorized transferable shares of common stock, par value $0.10 per share. The Articles of Incorporation of each Fund permit the Board to allocate shares into classes or series, with rights determined by the Board, without shareholder approval.

The following tables show the capitalization of Strategic Portfolio and Index Portfolio as of June 30, 2012, and on a pro forma basis the capitalization of the Combined Portfolio as of that date, giving effect to the proposed acquisitions of assets at net asset value.

Strategic Portfolio è Index Portfolio

Capitalization	(Merging Portfolio)	(Acquiring Portfolio)	Pro Forma Adjustments**	(Pro Forma Combined Portfolio)
	Strategic Portfolio	Index Portfolio		Index Portfolio*
Net Assets	$27,111,000	$286,917,000	---	$314,028,000
Shares Outstanding	1,547,696	3,252,927	(1,240,315)	3,560,308
Net Asset Value per Share	$17.52	$88.20	---	$88.20

*              The pro forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share and the number of shares outstanding of each Portfolio on the acquisition date.

**           The estimated reorganization expenses are $28,500.  Index Portfolio, however, is subject to a contractual expense limitation and the expense ratio is higher than the expense limitation.  Therefore, the reorganization expenses of Index Portfolio will effectively be borne by CIM.

SHAREHOLDER INFORMATION FOR THE ACQUIRING PORTFOLIOS

The discussion in this section reflects information that applies equally to the Strategic Portfolio and Index Portfolio.

Share Classes.  Strategic Portfolio and Index Portfolio each offer only one, undesignated class of shares.

Purchase, Exchange and Redemption of Shares.  The shares of each Portfolio are offered, without sales charge, only for purchase by Insurance Companies for allocation to their separate accounts (collectively, the “Variable Accounts”) to fund the benefits under the Policies issued by the Insurance Companies.  Shares are purchased by the Variable Accounts at the net asset value (“NAV”) of the Portfolio next determined after the applicable Insurance Company receives the premium payment.  The shares of each Portfolio are continuously offered at a price equal to the NAV per share.  Initial and subsequent payments allocated to a Portfolio are subject to the limits in the applicable Policies issued by the Insurance Companies.

It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Funds foresee any such disadvantages to either variable annuity or variable life insurance Policy owners of any Insurance Company.  The Board intends to monitor events in order to identify any material conflicts between such Policy owners and to determine what action, if any, should be taken in response thereto.

The Insurance Companies redeem shares of each Portfolio to make benefit and surrender payments under the terms of the Policies.  Redemptions are processed on any day on which the applicable Fund is open for business (each day the NYSE is open), and are effected at the Portfolio’s NAV next computed after the applicable Insurance Company receives a surrender request in acceptable form.  There are some federal holidays, however, i.e., Columbus Day and Veterans Day, when the NYSE is open and the Fund is open but redemptions cannot be wired because banks are closed.

Payment for redeemed shares will be made promptly, but in no event later than seven days after receiving a redemption request.  Each Portfolio reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed all day for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Portfolio not reasonably practicable.  The amount received upon redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending upon the fluctuations in the market value of the assets owned by that Portfolio.  Each Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the NAV of that Portfolio, whichever is less, by making redemptions-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash).  A redemption-in-kind transfers the transaction costs associated with redeeming the security from the Portfolio to the investor.  The investor will also bear any market risks associated with the portfolio security until the security can be sold.

The Funds reserve the right to terminate or modify the exchange privilege with 60 days’ written notice.  The Policy prospectus indicates whether an insurance company charges any fees for moving a shareholder’s assets from one investment option to another.  No fees for exchanges are charged by the Portfolios.

How Shares are Priced.    The price of shares is based on the applicable Portfolio’s NAV.  The NAV is computed by adding the value of the Portfolio’s securities holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Each Portfolio’s NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the NYSE (generally 4 p.m. ET).  Each Portfolio is open for business each day the NYSE is open.

If a Portfolio holds securities that are primarily listed on foreign exchanges that trade on days when the NYSE is closed, it does not price shares on days when the NYSE is closed, even if foreign markets may be open.  As a result, the value of the Portfolio’s shares may change on days when you will not be able to buy or sell shares.

Generally, portfolio securities and other assets are valued based on market quotations.  Debt securities are valued utilizing the average bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service.  Debt securities that will mature in 60 days or less are valued at amortized cost, which approximates fair value.

Under the oversight of the Board and pursuant to each Portfolio’s valuation procedures adopted by the Board, CIM determines when a market quotation is not readily available or reliable for a particular security.  Investments for which market quotations are not readily available or reliable are fair valued by a fair value team consisting of officers of the Fund and of CIM, as determined in good faith under consistently applied procedures under the general supervision of the Board.  No single standard exists for determining fair value, which depends on the circumstances of each investment, but in general fair value is deemed to be the amount an owner might reasonably expect to receive for a security upon its current sale.

In making a fair value determination, under the ultimate supervision of the Board, CIM, pursuant to the Funds’ valuation procedures, generally considers a variety of qualitative and quantitative factors relevant to the particular security or type of security. These factors are subject to change over time and are reviewed periodically to ascertain whether there are changes in the particular circumstances affecting an investment which may warrant a change in either the valuation methodology for the investment, or the fair value derived from that methodology, or both. The general factors considered typically include, for example, fundamental analytical data relating to the investment, the nature and duration of restrictions, if any, on the security, and the forces that influence the market in which the security is purchased and sold, as well as the type of security, the size of the holding and numerous other specific factors. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. In addition, fair value pricing may be used for high-yield debt securities or in other instances where a portfolio security is not traded in significant volume for a substantial period.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, the fair values may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

Revenue Sharing.  CIM, Calvert Investment Distributors, Inc. (the Portfolios’ distributor), and/or their affiliates make payments, out of their own assets and not as an additional charge to the Portfolio, to financial intermediaries in connection with the sale and/or distribution of Portfolio shares or the retention and/or servicing of portfolio investors and portfolio shares (“revenue sharing”). These payments are not reflected as additional expenses in the fee table contained in this Prospectus/Proxy Statement. The recipients of these payments may include the Portfolios’ distributor and other affiliates of CIM, as well as non-affiliated broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the Portfolio, including your financial intermediary. The total amount of these payments may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any Portfolio-related marketing or shareholder servicing activities.

Revenue sharing payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Portfolio to you. You may contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments also benefit CIM, the Portfolios’ distributor and their affiliates to the extent the payments result in more assets being invested in the Portfolio on which fees are being charged.

Market Timing Policy.  In general, each Portfolio is designed for long-term investment and not as a frequent or short-term trading (“market timing”) vehicle. The Portfolios do not accommodate frequent purchases and redemptions of shares. Accordingly, the Board has adopted policies and procedures in an effort to detect and prevent market timing in each Portfolio. The Board believes that market timing activity is not in the best interest of shareholders. Market timing can be disruptive to the portfolio management process and may adversely impact the ability of CIM and the applicable Subadvisor to implement a Portfolio’s investment strategies. In addition, market timing can disrupt the management of a Portfolio and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; time-zone arbitrage for securities traded on foreign markets; and large asset swings that decrease a Portfolio’s ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on performance. Each Portfolio or the distributor at its discretion may reject any purchase or exchange request (purchase side only) it believes to be market timing. However, there is no guarantee that any Portfolio or the Portfolios’ distributor will detect or prevent market timing activity.

Shareholders may hold the shares of a Portfolio through a financial intermediary which has adopted market timing policies that differ from the market timing policies adopted by the Board. In formulating their market timing policies, these financial intermediaries may or may not seek input from the Portfolios’ distributor regarding certain aspects of their market timing policies, such as the minimum holding period or the applicability of trading blocks. Accordingly, the market timing policies adopted by a financial intermediary may be quite dissimilar from the policies adopted by the Board. The Board has authorized Fund management to defer to the market timing policies of any financial intermediary that distributes shares of a Portfolio through an omnibus account if the financial intermediary’s policies, in Fund management’s judgment, are reasonably designed to detect and deter market timing transactions. Shareholders may contact the Portfolios’ distributor to determine if the financial intermediary through which the shareholder holds shares of the Portfolio has been authorized by Fund management to apply its own market timing policies in lieu of the policies adopted by the Board. In the event of any such authorization, shareholders should contact the financial intermediary through which the shares of a Portfolio are held for more information on the market timing policies that apply to those shares.

Shares of each Portfolio are generally held through Variable Accounts.  Each Portfolio is available as an investment option under a number of different variable insurance products.  Calvert monitors cashflows of each Portfolio to help detect market timing.

Owners of these variable insurance products transfer value among subaccounts of the insurance company separate accounts by contacting the Insurance Companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the Insurance Companies. The right of an owner of such a variable insurance product to transfer among subaccounts is governed by a contract between the Insurance Company and such owner. Many of the Policies do not limit the number of transfers among the available underlying funds that a Policy owner may make. The terms of these contracts, the presence of financial intermediaries (including the Insurance Companies) between the Portfolio and Policy owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Portfolio’s ability to detect and deter market timing. Although the Fund has adopted policies and procedures to detect and prevent market timing in each Portfolio, because of the unlimited number of transfers permitted under some Policies, some Policy owners could engage in more frequent trading than others.

Calvert expects all financial intermediaries that maintain omnibus accounts to make reasonable efforts to identify and restrict the short-term trading activities of underlying participants in the Portfolio. Calvert will seek full cooperation from the financial intermediary maintaining the account to identify any underlying participant suspected of market timing. Calvert expects such intermediary to take immediate action to stop any further market timing activity in the Portfolio by such participant(s) or plan, or else the Portfolio will be withdrawn as an investment option for that account.

Each Portfolio and the distributor reserve the right at any time to reject or cancel any part of any purchase or exchange order (purchase side only), including any purchase or exchange order accepted by any Policy owner’s financial intermediary. In such case, orders are canceled within one business day, and the purchase price is returned to the investor. Each Portfolio and the Portfolios’ distributor also may modify any terms or conditions of purchase of shares of the Portfolio (upon prior notice), or withdraw all or any part of the offering of shares of the Portfolio.

Dividends and Distributions.  It is the intention of each Portfolio to distribute substantially all of its net investment income, if any on an annual basis. For dividend purposes, net investment income of the Portfolio consists of all interest income and dividends declared on investments, less expenses. All net realized capital gains, if any, of the Portfolio are declared and distributed periodically, no less frequently than annually. All dividends and distributions are made to the Insurance Companies, not Policy owners, and are reinvested in additional shares of the Portfolio at NAV rather than cash.

Taxes.  As a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code, as amended, the Fund is not subject to federal income tax, nor to the federal excise tax imposed by the Tax Reform Act of 1986, to the extent that it distributes its net investment income and realized capital gains. Each Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.   Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of the annuity or life insurance Policies, see the prospectuses for the Policies.

Each Portfolio also intends to comply with the diversification requirements of section 817 of the Code relating to the tax-deferred status of variable accounts that are based on insurance company separate accounts.

Disclaimers.

S&P

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolios.  The Portfolios are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the beneficial owners of the Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Portfolios particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Portfolios is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed and calculated by S&P without regard to the Portfolios. S&P has no obligation to take the needs of the Portfolios or the beneficial owners of the Portfolios into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolios or the timing of the issuance or sale of the Portfolios or in the determination or calculation of the equation by which the Portfolios are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolios.

INFORMATION ON SHAREHOLDER RIGHTS

Strategic Portfolio is a separate series of CVS, an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Maryland corporation.  Index Portfolio is a separate series of CVP, an open-end management investment company registered with the SEC under the 1940 Act that is organized as a Maryland corporation.  Based upon a comparison of the respective organizational documents (i.e., the Articles of Incorporation and By-Laws) of the Funds, there are no material differences with respect to shareholder rights.

The following provides a brief summary of certain aspects of the organizational documents of each Fund and is not a complete description of those documents or applicable law.  For more complete information, shareholders should refer directly to the provisions of the Articles of Incorporation and By-Laws of the applicable Fund and Maryland and federal law.

Shareholder Liability.  Under Maryland law, shareholders of each Portfolio have no personal liability for the acts or obligations of that Portfolio or of the applicable Fund.

Shareholder Meetings and Voting Rights.  Neither Fund is required to hold annual meetings of shareholders.

With respect to each Fund, a shareholder meeting may be called by the Chairman of the Board at any time at the direction of the Board, or by the Secretary of the Fund upon written request of the holders of not less than 25% of the outstanding shares entitled to vote at the meeting, or as required by law or regulation. A majority of the outstanding shares of each Portfolio entitled to vote, present in person or represented at the meeting by proxy, constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority of the shares represented (greater than 50%) of each Portfolio is sufficient to act on a matter, unless a larger or different vote is required by law, including the 1940 Act.  Shareholders of each Portfolio vote separately, by Portfolio, as to matters that affect only their particular Portfolio.  Each share of a Portfolio is entitled to one vote and each fractional share amount is entitled to a proportional fractional vote. Shares of each Portfolio have non-cumulative voting rights.

Liquidation.  In the event of liquidation or dissolution, the shareholders of a Portfolio being liquidated are entitled to receive, when and as declared by the Board, the excess of the assets belonging to that Portfolio over the liabilities incurred by that Portfolio, distributed among the shareholders in proportion to the number of shares of such Portfolio held by them on the date of distribution.

Liability and Indemnification of Directors.  A current or former member of the Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the applicable Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  A Board member may not be indemnified against any liabilities to a Fund or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a court determines that indemnification is proper in view of the circumstances of the case.  Indemnification, unless ordered by a court, may be made only after a determination that the Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the Board members who are not parties to the action; (ii) a majority vote of a committee of the Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by (a) a majority vote of a quorum of the Board members who are not parties to the action, (b) a majority vote of a committee of the Board comprised of individuals who are not parties to the action or (c) if there are fewer than two Board members who are not parties to the action, by the Board; or (iv) by the shareholders (without giving effect to any shares owned by or voted under the control of a Board member who is a party to the action).

GENERAL INFORMATION ABOUT THE PORTFOLIOS

Information about each Portfolio is included in a prospectus.  Further information is included in each Portfolio’s Statement of Additional Information. The Prospectus and SAI for each Portfolio are dated April 30, 2012. The Prospectus for Strategic Portfolio was supplemented on December 13, 2012, and the CVS SAI was revised on December 13, 2012.  You may obtain additional copies of the Prospectus and SAI for a Portfolio, or copies of this Prospectus/Proxy Statement and the Reorganization SAI, by calling or writing the applicable Portfolio at the address and phone number appearing below. Semi-Annual and Annual Reports of each Portfolio are also available by writing the applicable Portfolio at 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814, or by calling 800‑368-2745.

Each Portfolio is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files proxy materials, reports, and other information with the Securities and Exchange Commission (Calvert Variable Series, Inc., File No. 811-03591, and Calvert Variable Products, Inc., File No. 811-04000). These reports and other information filed by CVS or CVP can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. 20549.  Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information, and proxy statements filed for the Portfolios.

FINANCIAL STATEMENTS

The Annual Report to shareholders of each Portfolio for the period ended December 31, 2011, as well as the financial statements and financial highlights for the period indicated therein, have been incorporated by reference herein and into the Registration Statement in reliance upon the reports of KPMG LLP, independent accountants to each Portfolio, incorporated by reference herein, and upon the authority of such firm as experts in accounting and auditing.

VOTING INFORMATION

Voting instructions (proxies) from the shareholders of Strategic Portfolio are being solicited by the Board for a Special meeting of Shareholders to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland at 9:00 a.m., Eastern Time, on Friday, April 19, 2013, or at such later time or date made necessary by adjournment.

The Board is soliciting proxies by U.S. mail. Additional solicitations may be made by telephone, computer communications, facsimile, or other such means, or by personal contact by officers or employees of CVS or CVP, as applicable, who will receive no additional compensation for doing so, or by Computershare, a firm which may be retained, if necessary, to assist in the solicitation of voting instructions and in the distribution and tabulation of proxies.

Quorum.  The holders of a majority of the issued and outstanding shares of Strategic Portfolio entitled to vote, represented in person or by proxy, constitute a quorum at the Meeting.  Shares of Strategic Portfolio held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Adjournment. In the event that a quorum is not present at the Meeting, the shareholders present or represented by proxy at the Meeting may adjourn the Meeting from time to time until a quorum is present. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  In the event that a quorum is present but sufficient votes to approve the respective proposal described in this Prospectus/Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of the proxy proposal. If a quorum is present, and an adjournment is proposed, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proxy proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proxy proposal against any such adjournment. A shareholder vote may be taken prior to adjournment of the Meeting on the applicable proxy proposal in this Prospectus/Proxy Statement if sufficient votes have been received and it is otherwise appropriate.

Vote Required. If a quorum is present at the Meeting, the affirmative vote of “a majority of the outstanding voting securities” (as defined in the 1940 Act) of Strategic Portfolio is required for approval of the Reorganization Plan. This means that the proxy proposal must be approved by the lesser of:

  67% or more of the shares of Strategic Portfolio entitled to vote and present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present in person or represented by proxy, or more than 50% of the outstanding shares of Strategic Portfolio entitled to vote.

Method of Voting. In addition to voting in person at the Meeting, shareholders may also vote via the internet at www.proxy-direct.com, via telephone by calling 1-866-241-6192 or by marking, signing, dating and mailing the proxy card received with this Prospectus/Proxy Statement. Timely, properly executed proxies will be voted as instructed by shareholders, and will be voted “FOR” the applicable proposal if the proxy contains no voting instructions.

Revocation. A shareholder may revoke his or her proxy at any time before it is exercised by: (1) delivering written notice of revocation addressed to the Secretary of CVS prior to the Meeting, (2) submitting, prior to the Meeting, a properly-executed proxy bearing a later date, or (3) attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

Abstentions and Broker Non-Votes. Proxies that reflect abstentions and “broker non-votes” will be counted as shares of the applicable Merging Portfolio that are present and entitled to vote for purposes of determining the presence of a quorum but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by brokers or nominees as to which (a) such persons have not received instructions from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter. Accordingly, “broker non-votes” and abstentions effectively will be votes against the applicable proposal. “Broker non-votes” and abstentions will be voted by the named proxies in their discretion with respect to any proposal to adjourn the Meeting to allow for further solicitation of proxies.

Proportional Voting. The Insurance Companies will vote shares of Strategic Portfolio allocated to the Insurance Companies’ registered separate accounts in accordance with instructions received from the respective Policy Owners. The number of shares as to which voting instructions may be given under a Policy is determined by the number of full and fractional shares of Strategic Portfolio’s stock held in an Insurance Company separate account with respect to that particular Policy.

Under a “proportional voting” policy adopted by the Board, the Insurance Companies will vote all of the shares of Strategic Portfolio, including shares held by the Insurance Companies, in proportion to the voting instructions received from the respective Policy Owners. This means that they will vote Strategic Portfolio’s shares for which no timely instructions are received in proportion to the instructions they do receive, and that proxies which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization. An Insurance Company will also vote any shares in its general accounts which are not attributable to Policies in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate (“echo voting”). As a result, with no minimum amount of instructed shares being required, a minority of Policy Owners could, in practice, determine the outcome of the vote on the proposed Reorganization.

The votes of shareholders of Index Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

Record Date. Shareholders of Strategic Portfolio of record at the close of business on January [28], 2013 (the record date) are entitled to notice of and to vote at the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held and fractional shares are entitled to a proportional fractional vote.

As of January [28], 2013, as shown on the books of Strategic Portfolio, the following numbers of shares were issued and outstanding:

Merging Portfolio	Number of Shares Outstanding
Strategic Portfolio	[x,xxx,xxx.xx]

As of January [28], 2013, the officers and Directors of CVS and CVP, as a group, beneficially owned less than 1% of the outstanding shares of Strategic Portfolio.

Control Persons and Principal Holders of Securities. As of January [28], 2013, ALIC owned of record [89.27]% of the shares of Strategic Portfolio.  It also owned of record [58.31]% of the shares of Index Portfolio.

Ameritas Life Insurance Corporation is domiciled in Nebraska and is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company.  Accordingly, ALIC is an affiliate of (i) CIM, (ii) Calvert Investment Distributors, Inc., the Portfolios’ distributor and (iii) Summit Investment Advisors, Inc., the subadvisor of Index Portfolio.

In the charts below, the column labeled “Percentage of Shares of Portfolio After Reorganization” assumes that the Reorganization was consummated on January [28], 2013.  The percentages shown do not reflect any adjustments related to the expenses of the Reorganization, but they do factor in the difference in net asset values of the applicable Merging Portfolio and Acquiring Portfolio on January [28], 2013.

Strategic Portfolio è Index Portfolio

As of January [28], 2013, the following shareholders owned of record 5% or more of the outstanding voting securities of Strategic Portfolio:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
Ameritas Life Insurance Corporation Account VA Lincoln, NE	________	[66.78%]%	____%
Ameritas Life Insurance Corporation Account V Lincoln, NE	________	[22.49%]%	____%

As of January [28], 2013, the following shareholders owned of record 5% or more of the outstanding voting securities of Index Portfolio:

Name and Address	No. of Shares	Percentage of Shares of Portfolio Before Reorganization	Percentage of Shares of Portfolio After Reorganization
Ameritas Life Insurance Corp. Account VA2 Lincoln, NE	_______	[23.06]%	_____%
Union Central Life Insurance Company Account G Cincinnati, OH	_______	[21.89]%	_____%
Ameritas Life Insurance Corp. Account D Lincoln, NE	_______	[21.05]%	_____%
The Union Central Life Insurance Company Account Y Cincinnati, OH	_______	[10.00]%	_____%
The Union Central Life Insurance Company Account Z Cincinnati, OH	_______	[8.70]%	_____%
Ameritas Life Insurance Corp. Account V Lincoln, NE	_______	[8.06]%	_____%
Ameritas Life Insurance Corp. Account G Lincoln, NE	_______	[6.14]%	_____%

Failure to Obtain Shareholder Approval.  In the event that shareholder approval is not obtained for the Reorganization, the Board may take any and all action, consistent with applicable law, to attempt to address the challenges facing Strategic Portfolio, including actions that would result in the liquidation of the Portfolio.  See “Reasons for the Reorganization”.

SHAREHOLDER PROPOSALS

The Funds do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for any subsequent meeting of shareholders should send their written proposals to the Secretary of CVS or the Secretary of CVP, as applicable, at 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814. Proposals must be received a reasonable time prior to the date of any such meeting of shareholders to be considered for inclusion in the proxy materials for such meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to any proposal deferred to a later shareholders’ meeting because it was submitted on an untimely basis. If the Reorganization described in this Prospectus/Proxy Statement is consummated, there will be no further meetings of the shareholders of Strategic Portfolio.

OTHER BUSINESS

The Board does not know of any matters to be presented at the Meeting other than those set forth in this Prospectus/Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

By Order of the Board of Directors of Calvert Variable Series, Inc.

William M. Tartikoff, Esq.

Vice President & Secretary

THE BOARD OF DIRECTORS OF CALVERT VARIABLE SERIES, INC., INCLUDING THE BOARD’S INDEPENDENT DIRECTORS, RECOMMEND A VOTE FOR APPROVAL OF THE REORGANIZATION PLAN.

TO ENSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY CAST YOUR VOTE ON THE INTERNET, BY TELEPHONE OR BY MARKING, DATING, EXECUTING AND MAILING THE ENCLOSED PROXY CARD. A PRE-ADDRESSED POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

This AGREEMENT AND PLAN OF REORGANIZATION, dated as of January 29, 2013, is between Calvert Variable Series, Inc. (“CVS”), on behalf of Calvert VP SRI Strategic Portfolio (the “Merging Portfolio”), and Calvert Variable Products, Inc. (“CVP”), on behalf of Calvert VP S&P 500 Index Portfolio (the “Acquiring Portfolio”).

This Agreement and Plan of Reorganization (the "Agreement" or "Plan") is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization and liquidation will consist of the transfer of all of the assets of the Merging Portfolio to the Acquiring Portfolio in exchange for common stock of the Acquiring Portfolio, and the distribution of the Acquiring Portfolio’s shares to the shareholders of the Merging Portfolio in complete liquidation of the Merging Portfolio, as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the “Reorganization”).

In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.         SHAREHOLDER APPROVAL

Approval by Shareholders. A meeting of the Merging Portfolio shareholders shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement. The Acquiring Portfolio shall furnish to the Merging Portfolio such data and information as shall be reasonably requested by the Merging Portfolio for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.         REORGANIZATION

(a)        Plan of Reorganization. The Merging Portfolio will convey, transfer, and deliver to the Acquiring Portfolio all of the then-existing assets and property of the Merging Portfolio including without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Merging Portfolio and any deferred or prepaid expenses shown as an asset on the books of the Merging Portfolio at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, the Acquiring Portfolio agrees at the Closing to deliver to the Merging Portfolio, in exchange for the assets, the number of full and fractional shares of common stock of the Acquiring Portfolio (the “Acquiring Portfolio Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of the Acquiring Portfolio Shares to be issued shall be determined by dividing the per share net asset value of the Merging Portfolio shares (rounded to the nearest millionth) by the net asset value per share of the Acquiring Portfolio (rounded to the nearest millionth) and multiplying the quotient by the number of outstanding shares of the Merging Portfolio as of the close of business on the Closing date (the “Closing Date”). It is expressly agreed that there will be no sales charge to the Merging Portfolio, or to any of the shareholders of the Merging Portfolio upon distribution of the Acquiring Portfolio Shares to them.

(b)        Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i)         the latest of (x) the satisfaction of all representations and warranties contained herein, (y) receipt of all necessary regulatory approvals, and (z) the final adjournment of the meeting of shareholders of the Merging Portfolio at which the Plan will be considered, or

(ii)        such later date as the parties may mutually agree.

(c)        On or as soon as practicable prior to the Closing Date, the Merging Portfolio will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

3.         VALUATION OF NET ASSETS

(a)        The value of the Merging Portfolio’s assets to be transferred to the Acquiring Portfolio under this Agreement shall be computed as of the close of business (coinciding with the closing of the regular session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. ET)) on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in the Merging Portfolio's prospectus.

(b)        The net asset value per share of the Acquiring Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by the Acquiring Portfolio’s Controller using the same valuation procedures as set forth in the Acquiring Portfolio’s prospectus.

(c)        A copy of the computation showing in reasonable detail the valuation of the Merging Portfolio’s net assets, using the valuation procedures as set forth in the Merging Portfolio's prospectus, to be transferred to the Acquiring Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of the Merging Portfolio, shall be furnished by the Merging Portfolio to the Acquiring Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of the Acquiring Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of the Acquiring Portfolio, shall be furnished by the Acquiring Portfolio to the Merging Portfolio at the Closing.

In the event that on the Valuation Date: (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Portfolio or the Merging Portfolio (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of an officer of CVS and an officer of CVP, accurate appraisal of the value of the net assets of the Acquiring Portfolio or the Merging Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

CVP, on behalf of the Acquiring Portfolio, and CVS, on behalf of the Merging Portfolio, agree to use commercially reasonable efforts to resolve, prior to the Valuation Date, any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the Acquiring Portfolio and the Merging Portfolio.

4.         LIQUIDATION AND DISSOLUTION

(a)        As soon as practicable after the Closing Date, the Merging Portfolio will distribute pro rata to Merging Portfolio shareholders of record as of the close of business on the Closing Date the Acquiring Portfolio Shares received by the Merging Portfolio pursuant to Section 2(a) of this Agreement. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of the Acquiring Portfolio in the names of each such shareholder of the Merging Portfolio, representing the respective pro rata number of full and fractional Acquiring Portfolio Shares due to each. No such shareholder accounts shall be established by the Acquiring Portfolio or the transfer agent for the Acquiring Portfolio except pursuant to written instructions from the Merging Portfolio, and the Merging Portfolio agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former Merging Portfolio shareholder a pro rata share of the number of the Acquiring Portfolio Shares received pursuant to Section 2(a) of this Agreement.

(b)        Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by the Acquiring Portfolio or its transfer agent to each shareholder of the Merging Portfolio receiving such distribution of the Acquiring Portfolio Shares informing such shareholder of the number of the Acquiring Portfolio Shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c)        Share certificates representing the Acquiring Portfolio Shares shall not be issued in connection with the Reorganization. Ownership of the Acquiring Portfolio Shares will be shown on the books of the Acquiring Portfolio’s transfer agent.

A-1

(d)        As promptly as is practicable after the liquidation of the Merging Portfolio, and in no event later than 12 months from the date of this Agreement, the Merging Portfolio shall be terminated pursuant to the provisions of the Plan and the By-Laws and Articles of Incorporation of CVS.

(e)        Immediately after the Closing Date, the share transfer books of the Merging Portfolio shall be closed and no transfer of shares shall thereafter be made on those books.

5.         ARTICLES OF INCORPORATION AND BY-LAWS

(a)        Articles of Incorporation. The Articles of Incorporation of CVP, which governs its series, in effect at the Effective Time of the Reorganization, shall continue to be the Articles of Incorporation of CVP until the same shall thereafter be amended or repealed in accordance with its terms or applicable law.

(b)        By-Laws.  The By-Laws of CVP, which govern its series, in effect at the Effective Time of the Reorganization, shall continue to be the By-Laws of CVP until the same shall thereafter be amended or repealed in accordance with the terms of CVP’s By-Laws or Articles of Incorporation or applicable law.

6.         REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIO

(a)        Organization, Existence, etc.  The Acquiring Portfolio is a duly organized series of CVP, validly existing and in good standing under the laws of the State of Maryland.  The Acquiring Portfolio has the power to carry on the business of the Acquiring Portfolio as it is now being conducted. Currently, CVP is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction.  The Acquiring Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. CVP, of which the Acquiring Portfolio is a series, is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization.   The Acquiring Portfolio has 30,000,000 authorized shares of beneficial interest, $0.10 par value, of which as of January [28], 2013, [x,xxx,xxx.xxx] shares were outstanding; and no shares were held in the treasury of the Acquiring Portfolio. All of the outstanding shares of the Acquiring Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)        Shares to be Issued Upon Reorganization.  The Acquiring Portfolio Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e)        Authority Relative to this Agreement. CVP has the power to enter into the Plan on behalf of the Acquiring Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVP and no other proceedings by CVP are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein.  The Acquiring Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)         Liabilities.  There are no liabilities of the Acquiring Portfolio, whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Acquiring Portfolio’s financial statements for the period ended December 31, 2012 (the “Acquiring Portfolio Financial Statements”) and liabilities incurred in the ordinary course of business subsequent to December 31, 2012, or otherwise previously disclosed to the Merging Portfolio, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolio.

(g)        Litigation.  To the knowledge of the officers of CVP and the CVP Board of Directors there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Acquiring Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts.  Except for contracts and agreements previously disclosed to the Merging Portfolio under which no default exists, CVP on behalf of the Acquiring Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of the Acquiring Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Acquiring Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Acquiring Portfolio ending on or prior to the Closing Date.

(j)         Registration Statement.  The Acquiring Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration Statement under the Securities Act of 1933 ("Securities Act") relating to the Acquiring Portfolio Shares issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i)            will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii)           will not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio and as pertaining to the Acquiring Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

(k)        Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

7.         REPRESENTATIONS AND WARRANTIES OF THE MERGING PORTFOLIO

(a)        Organization, Existence, etc.  The Merging Portfolio is a duly organized series of CVS, validly existing and in good standing under the laws of the State of Maryland, and has power to carry on its business as it is now being conducted. Currently, CVS is not qualified to do business as a foreign trust or entity under the laws of any jurisdiction.  The Merging Portfolio has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)        Registration as Investment Company. CVS, of which the Merging Portfolio is a series, is registered under the Act as an open-end management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c)        Capitalization.  The Merging Portfolio has 1,000,000,000 authorized shares of beneficial interest, $0.01 par value, of which as of January [28], 2013, [x,xxx,xxx.xxx] shares were outstanding; and no shares were held in the treasury of the Merging Portfolio. All of the outstanding shares of the Merging Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Merging Portfolio is a series of an open-end management investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Merging Portfolio may change prior to the Effective Date of the Reorganization.

(d)        Financial Statements. The audited financial statements of the Merging Portfolio for the year ended December 31, 2012, to be delivered to the Acquiring Portfolio, will fairly present the financial position of the Merging Portfolio as of December 31, 2012, and the results of its operations and changes in net assets for the year then ended (the “Merging Portfolio Financial Statements”).

(e)        Authority Relative to this Agreement. CVS has the power to enter into the Plan on behalf of its series, the Merging Portfolio, and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated by this Plan have been duly authorized by the Board of Directors of CVS and, except for approval by the holders of its outstanding shares, no other proceedings by CVS are necessary to authorize its officers to effectuate the Plan and the transactions contemplated herein.  The Merging Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by the execution and carrying out of the Plan.

(f)         Liabilities.  There are no liabilities of the Merging Portfolio whether or not determined or determinable, other than the liabilities that will be disclosed or provided for in the Merging Portfolio Financial Statements, liabilities incurred in the ordinary course of business or liabilities otherwise previously disclosed to the Acquiring Portfolio, none of which has been materially adverse to the business, assets, or results of operations of the Merging Portfolio.

(g)        Litigation.  To the knowledge of the officers of CVS and the CVS Board of Directors, there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Merging Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h)        Contracts.  Except for contracts and agreements previously disclosed to the Acquiring Portfolio under which no default exists, CVS, on behalf of the Merging Portfolio, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i)         Taxes. The federal income tax returns of the Merging Portfolio have been filed for all taxable years ending on or prior to the Closing Date, and all taxes payable pursuant to such returns have been paid. Since commencement of operations, the Merging Portfolio has qualified as a regulated investment company under the Code with respect to each taxable year of the Merging Portfolio ending on or prior to the Closing Date.

(j)         Portfolio Securities. All securities to be listed in the schedule of investments of the Merging Portfolio as of the Effective Time of the Reorganization will be owned by CVS on behalf of the Merging Portfolio free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Plan will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k)        Registration Statement.  The Merging Portfolio will cooperate with the Acquiring Portfolio in connection with the Registration Statement referred to in Section 6(j) of this Agreement, and will furnish to the Acquiring Portfolio the information relating to the Merging Portfolio required by the Securities Act and the regulations promulgated thereunder to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Merging Portfolio:

(i)         will comply in all material respects with the provisions of the Securities Act and the Regulations, and

(ii)        will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by the Acquiring Portfolio, insofar as it relates to the Merging Portfolio, will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Merging Portfolio for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

(l)         Brokerage payments. No brokerage or finders fees are payable in connection with this transaction.

8.         CONDITIONS TO OBLIGATIONS OF THE ACQUIRING PORTFOLIO

The obligations of the Acquiring Portfolio under this Agreement with respect to the consummation of the Reorganization is subject to the satisfaction of the following conditions:

(a)        Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Merging Portfolio shall have complied with each of its obligations under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Merging Portfolio since December 31, 2011. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have received a certificate from the Merging Portfolio satisfactory in form and substance to the Acquiring Portfolio indicating that the Merging Portfolio has met the terms stated in this Section.

(b)        Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(c)        Tax Opinion.  The Acquiring Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Acquiring Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Acquiring Portfolio and the shareholders of the Acquiring Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)         The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio followed by the distribution of said Acquiring Portfolio shares pro rata to the separate accounts as shareholders of the Merging Portfolio in liquidation of the Merging Portfolio will constitute a “reorganization” within the meaning of  §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Portfolio and the Merging Portfolio will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

(ii)        No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio shares.

(iii)       No gain or loss will be recognized by the Merging Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution (whether actual or constructive) of such Acquiring Portfolio shares to the separate accounts as shareholders of the Merging Portfolio in exchange for their Merging Portfolio shares.

(iv)       No gain or loss will be recognized by the separate accounts as shareholders of the Merging Portfolio upon the exchange of their Merging Portfolio shares for Acquiring Portfolio shares in liquidation of the Merging Portfolio.

(v)        The aggregate tax basis of Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio will include the period during which the Merging Portfolio shares exchanged therefor were held by such separate account shareholder (provided the Merging Portfolio shares were held as a capital asset on the date of the Reorganization).

(vi)       The tax basis of the assets of the Merging Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of those assets to the Merging Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio.

(vii)      The Acquiring Portfolio will succeed to and take into account the capital loss carryovers of the Merging Portfolio described in section 381(c) of the Code.  The Acquiring Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(d)        Opinion of Counsel.  The Acquiring Portfolio shall have received the opinion of counsel for the Merging Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Acquiring Portfolio, to the effect that:

(i)         CVS is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)        The Merging Portfolio is a series of CVS; and

(iii)       The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVS, and the Plan has been duly executed and delivered by CVS on behalf of the Merging Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVP on behalf of the Acquiring Portfolio, is a valid and binding obligation of CVS and its series, the Merging Portfolio.

9.         CONDITIONS TO OBLIGATIONS OF THE MERGING PORTFOLIO

The obligations of the Merging Portfolio under this Agreement with respect to the consummation of the Reorganization is subject to the satisfaction of the following conditions:

(a)        Shareholder Approval. The Plan shall have been approved by the affirmative vote of a majority of the outstanding voting securities of the Merging Portfolio as required by the Act. This means that the Plan must be approved by the lesser of: (i) 67% of the shares of the Merging Portfolio entitled to vote and present at a meeting if the holders of more than 50% of the outstanding shares entitled to vote are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Merging Portfolio entitled to vote.

(b)        Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, the Acquiring Portfolio shall have complied with each of its responsibilities under this Agreement, the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of the Acquiring Portfolio since December 31, 2011. As of the Effective Time of the Reorganization, the Merging Portfolio shall have received a certificate from the Acquiring Portfolio satisfactory in form and substance to the Merging Portfolio indicating that the Acquiring Portfolio has met the terms stated in this Section.

(c)        Regulatory Approval. The Registration Statement referred to in Section 6(j) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state securities laws considered to be necessary shall have been obtained.

(d)        Tax Opinion.  The Merging Portfolio shall have received the opinion of counsel, addressed to and in form and substance satisfactory to the Merging Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Merging Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Merging Portfolio in connection with the Reorganization, and on such other written representations as the Merging Portfolio and the Acquiring Portfolio will have verified as of the date of issuance of the tax opinion. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes, and while the matter is not entirely free from doubt:

(i)         The transfer of all of the assets of the Merging Portfolio in exchange for shares of the Acquiring Portfolio followed by the distribution of said Acquiring Portfolio shares pro rata to the separate accounts as shareholders of the Merging Portfolio in liquidation of the Merging Portfolio will constitute a “reorganization” within the meaning of  §368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Acquiring Portfolio and the Merging Portfolio will each be “a party to the Reorganization” within the meaning of §368(b) of the Code.

(ii)        No gain or loss will be recognized by the Acquiring Portfolio upon the receipt of the assets of the Merging Portfolio solely in exchange for Acquiring Portfolio shares.

(iii)       No gain or loss will be recognized by the Merging Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange for Acquiring Portfolio shares, or upon the distribution (whether actual or constructive) of such Acquiring Portfolio shares to the separate accounts as shareholders of the Merging Portfolio in exchange for their Merging Portfolio shares.

(iv)       No gain or loss will be recognized by the separate accounts as shareholders of the Merging Portfolio upon the exchange of their Merging Portfolio shares for Acquiring Portfolio shares in liquidation of the Merging Portfolio.

(v)        The aggregate tax basis of Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio pursuant to the Reorganization will be the same as the aggregate tax basis of the Merging Portfolio shares held by such separate account shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Portfolio shares received by each separate account as a shareholder of the Merging Portfolio will include the period during which the Merging Portfolio shares exchanged therefor were held by such separate account shareholder (provided the Merging Portfolio shares were held as a capital asset on the date of the Reorganization).

(vi)       The tax basis of the assets of the Merging Portfolio acquired by the Acquiring Portfolio will be the same as the tax basis of those assets to the Merging Portfolio immediately prior to the Reorganization, and the holding period of the assets of the Merging Portfolio in the hands of the Acquiring Portfolio will include the period during which those assets were held by the Merging Portfolio.

(vii)      The Acquiring Portfolio will succeed to and take into account the capital loss carryovers of the Merging Portfolio described in section 381(c) of the Code.  The Acquiring Portfolio will take any such capital loss carryovers into account subject to the conditions and limitations specified in sections 381, 382, 383 and 384 of the Code and regulations thereunder.

(e)        Opinion of Counsel.  The Merging Portfolio shall have received the opinion of counsel for the Acquiring Portfolio, dated as of the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Merging Portfolio, to the effect that:

(i)         CVP is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Maryland;

(ii)        The Acquiring Portfolio is a series of CVP;

(iii)       The Plan and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of CVP, and the Plan has been duly executed and delivered by CVP on behalf of the Acquiring Portfolio and, assuming due authorization, execution, and delivery of the Plan by CVS on behalf of the Merging Portfolio, is a valid and binding obligation of CVP and its series, the Acquiring Portfolio; and

(iv)       the Acquiring Portfolio Shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan and CVP’s Articles of Incorporation and By-Laws will be legally issued, fully paid and non-assessable shares of beneficial interest of the Acquiring Portfolio.

10.       AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a)        The parties hereto may, by agreement in writing authorized by the Board of Directors of each party, amend the Plan at any time before or after approval of the Plan by shareholders of the Merging Portfolio, but after such approval, no amendment shall be made that materially changes the terms of this Agreement.

(b)        At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c)         The Merging Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Acquiring Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Acquiring Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Acquiring Portfolio.

(d)         the Acquiring Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Merging Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of the Merging Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by the Merging Portfolio.

(e)        The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Merging Portfolio, without liability on the part of either party hereto or its respective Directors, officers, or shareholders, and shall be terminated without liability as of the close of business on December 31, 2013, if the Effective Time of the Reorganization is not on or prior to such date.

(f)         No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

11.       EXPENSES

Each Portfolio will bear its own expenses incurred in connection with this Reorganization.

12.       GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.

IN WITNESS WHEREOF, the Merging Portfolio and the Acquiring Portfolio have caused the Plan to be executed on their behalf by their respective President, Vice President or Treasurer, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

CALVERT VARIABLE SERIES, INC.

                                                            on behalf of Calvert VP SRI Strategic Portfolio

Attest:

By:                                                        By:

Name:  Andrew K. Niebler                   Name:  Barbara J. Krumsiek

Title:  Assistant Secretary                      Title:    President

CALVERT VARIABLE PRODUCTS, INC.

on behalf of Calvert VP S&P 500 Index Portfolio

Attest:

By:                                                        By:

Name:  Ivy Duke                                  Name:  William M. Tartikoff

Title:     Assistant Secretary                   Title:    Vice President and Secretary

EXHIBIT B

Information Statement Relating to the Board’s

Approval of a Change to the Portfolio Manager

This Information Statement is being supplied to all shareholders of Calvert VP SRI Strategic Portfolio (“Strategic Portfolio”), a series of Calvert Variable Series, Inc. (“CVS”), to inform you of the following change to the management of Strategic Portfolio. At a Regular Meeting of the CVS Board of Directors (the “Board”) held on December 12, 2012, the Board terminated the subadvisor of Strategic Portfolio, Thornburg Investment Management, Inc., effective as of December 13, 2012, and authorized Calvert Investment Management, Inc. (“CIM”), Strategic Portfolio’s current investment advisor, to assume responsibility for the day-to-day management of Strategic Portfolio.

We are not asking you for a proxy and you are requested not to send us a proxy. This Information Statement will be delivered to shareholders of record on or about February [xx+1], 2013.

Shareholders of Strategic Portfolio of record at the close of business on January [28], 2013 (the “record date”) are entitled to receive this Information Statement. As of this date, as shown on the books of Strategic Portfolio, there were issued and outstanding [x,xxx,xxx.xxx]  shares of Strategic Portfolio. As of this same date, there was no Board ownership of Strategic Portfolio shares, and the respective officers of Strategic Portfolio beneficially owned less than 1% of the outstanding shares of Strategic Portfolio. As of January [28], 2013, the following shareholders owned of record or beneficially 5% or more of the outstanding voting securities of Strategic Portfolio as shown:

Name and Address	% Owned

Ameritas Life Insurance Corp., Lincoln, NE – Account VA	[66.78]%

Ameritas Life Insurance Corp., Lincoln, NE – Account V	[22.49]%

Background. CIM serves as investment advisor to CVS and to the several other registered investment companies in the Calvert Family of Funds. Calvert Investment Distributors, Inc. (“CID”) serves as the principal underwriter to CVS. Calvert Investment Administrative Services, Inc. (“CIAS”) has been retained by CVS to provide certain administrative services necessary to the conduct of its affairs. Calvert Investment Services, Inc. (“CIS”) serves as the shareholder servicing agent for CVS.  CIM, CID, CIAS and CIS are located at 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814, and are indirect, wholly-owned subsidiaries of Ameritas Mutual Holding Company.

CIM serves as the investment advisor to Strategic Portfolio pursuant to an investment advisory agreement between CVS and CIM dated [November 18, 2006] (the “Advisory Agreement”). The Board, including the Directors who are not “interested persons” (“Independent Directors”), as defined under the Investment Company Act of 1940 (“1940 Act”), last approved the continuance of the Advisory Agreement on December 12, 2012. The Advisory Agreement was last submitted to shareholders for approval on November 17, 2006 (the “Shareholder Meeting”).

CIM, in turn, retained a subadvisor to handle the day-to-day management of Strategic Portfolio’s assets. Accordingly, Thornburg Investment Management, Inc. (“Thornburg”) served as the subadvisor since the Shareholder Meeting.  Thornburg is a Delaware corporation, which has 38 managing directors with an equity interest in the firm.  Under the subadvisory agreement, Thornburg received a fee of 0.40% of Strategic Portfolio’s average daily net assets (“Portfolio Assets”) up to $50 million, 0.30% of the next $100 million in Portfolio Assets, and 0.20% of Portfolio Assets in excess of $150 million. For Strategic Portfolio’s most recent fiscal year ended December 31, 2012, Thornburg earned $169,451 in fees, which were paid by CIM. [NOTE: Fees shown are for the period from January 1, 2012 through  November 30, 2012].

Board Action. On December 12, 2012, the CVS Board, including the Independent Directors, terminated Thornburg as the subadvisor to Strategic Portfolio effective as of December 13, 2012. This change was precipitated by Strategic Portfolio’s underperformance in comparison to Strategic Portfolio’s passive benchmark, the S&P 500 Index, and other mutual funds that have a similar investment style as determined by Lipper.  Over the first five years of Thornburg’s tenure (2004 through 2008), Strategic Portfolio outperformed the S&P 500 Index in three of those years with annual performance variances ranging from -3.41% to +5.85%.   In 2009, Strategic Portfolio outperformed the S&P 500 Index by 16.98%, benefitting from the strong recovery rally that year.  Since 2010, Strategic Portfolio has generally underperformed the S&P 500 Index, including the very significant underperformance of -14.93% in 2011.  On a year-to-date basis through September 30, 2012, Strategic Portfolio lagged the S&P 500 Index by -5.68%.  As of September 30, 2012, Strategic Portfolio’s year-to-date, one-year, three-year, five-year and since-Thornburg-inception returns all lag behind the S&P 500 Index.  Performance relative to peers has suffered a comparable decline in recent years, and Strategic Portfolio currently lingers near the bottom of its Lipper category for both short-term and long-term performance measures.  Based on an analysis of the sources of underperformance, CIM has concluded that Thornburg’s stock selection has been a material contributing factor in that it has been significantly based on Thornburg’s expectations for a strong economic recovery in the U.S., which has failed to materialize.

In 2011 and 2012, Strategic Portfolio’s assets decreased from $133 million as of December 31, 2010 to $28 million as of September 30, 2012, after Strategic Portfolio’s share of the asset allocation models used in connection with Ameritas’ variable annuities and variable life insurance policies was first reduced and then eliminated entirely.  Strategic Portfolio’s recent underperformance and long-term volatility of performance relative to its benchmark and peers were cited as the primary reasons for its elimination from the asset allocation models.

Accordingly, the Board determined that shareholders may benefit from the services of a different portfolio manager, whose management style might better pursue Strategic Portfolio’s objective of seeking long-term capital appreciation by investing in equity and debt securities of all types while applying Strategic Portfolio’s corporate responsibility standards and strategies.  After careful consideration by CIM, it recommended, and the Board approved, the selection of Natalie Trunow as the new portfolio manager. In making its recommendation, CIM noted that: (a) Ms. Trunow would actively manage Strategic Portfolio using CIM’s established U.S. Large Cap Core Strategy; (b) CIM’s U.S. Large Cap Core Strategy seeks to add value by integrating traditional fundamental investment analysis with CIM’s proprietary views on critical environmental, sustainability and governance issues; (c) CIM’s U.S. Large Cap Core Strategy can be benchmarked against the S&P 500 Index resulting in the retention of Strategic Portfolio’s existing benchmark; (d) the assumption of the day-to-day management of Strategic Portfolio by CIM would enable CIM to voluntarily waive 15 basis points of its management fee; and (e) the change is related to CIM’s further recommendation to reorganize Strategic Portfolio into Calvert VP S&P 500 Index Portfolio.  The Board concomitantly determined to deliver this Information Statement to Strategic Portfolio’s shareholders.  CIM thus assumed responsibility for the day-to-day management of Strategic Portfolio as of December 13, 2012 using the following revised Principal Investment Strategies:

The Portfolio employs an active investment strategy and invests primarily in the common stocks of U.S. large-cap companies that meet the Fund’s investment criteria, including financial, sustainability and social responsibility factors, using quantitative, fundamental, and macroeconomic insights that are designed to identify stocks with the greatest potential to outperform the market.  Insights from this stock selection process are enhanced by the Advisor’s fundamental investment research, which seeks to add value by integrating traditional fundamental investment analysis with the Advisor’s proprietary views on critical environmental, sustainability and governance issues.  The portfolio construction process seeks to maximize the benefit of these insights while controlling the Portfolio’s risk profile relative to its benchmark, the Standard & Poor’s (“S&P”) 500 Index, and minimizing transaction costs.  The Portfolio may sell a security when it no longer appears attractive under this process or if it contributes disproportionately to portfolio risk.

The Portfolio will normally invest at least 80% of its net assets, including borrowings for investment purposes, in the equity securities (common stock) of large capitalization companies.  The Portfolio will provide shareholders with at least 60 days’ notice before changing this 80% policy.  The Portfolio defines large-cap companies as those within the range of market capitalizations of the S&P 500 Index.  The S&P 500 Index is an unmanaged index of common stocks comprised of 500 large capitalization common stocks of U.S. companies that aims to include the top 75% of the value of the domestic equity markets.  As of December 31, 2011, the market capitalization of the S&P 500 Index companies ranged from $1.6 billion to $406 billion with a weighted median level of $51.2 billion and a weighted average level of $96.4 billion.  The S&P 500 Index is capitalization-weighted, meaning that companies with larger market capitalizations will contribute more to the Index’s value than companies with smaller market capitalizations.

B-1

Although primarily investing in large-cap U.S. companies, the Portfolio may also invest in mid-cap and small-cap companies.  The Portfolio may not invest more than 25% of its net assets in foreign securities.  The Advisor rebalances the Portfolio as market conditions warrant while attempting to minimize transaction costs and adhere to its long-term investment objective.

Board Considerations. At the Board Meeting held on December 12, 2012, the Board received information from CIM about the proposed management change and the rationale and benefits thereof. At this meeting, the Board was provided with information concerning the Advisory Agreement and was informed of the standards it should apply in determining whether to approve the management change. The Board was provided information with respect to the factors noted below.

The Directors engaged in a detailed discussion of the materials with representatives from CIM’s management team.  Based on the Directors’ deliberations and their evaluation of the information described above, the Directors and the Independent Directors, in separate votes, unanimously approved the management change.

The following is a discussion of the factors considered by the Board:

  Nature, Extent and Quality of Services Provided by CIM.  In considering the nature, extent and quality of services to be provided by CIM in the day-to-day management of Strategic Portfolio, the Directors discussed the quality of services CIM proposed to provide to Strategic Portfolio, including CIM’s management style, the capability and professional experience of CIM’s personnel and its overall resources. The Directors recognized CIM’s long-standing presence in the investment management arena, its depth of experience in managing mutual fund assets, and the commitment it has made to further develop and strengthen its in-house equity portfolio management expertise. The Directors noted that CIM had the compliance, trading and investment resources necessary for the implementation of Strategic Portfolio’s investment objectives and strategies. The Board reviewed information relating to CIM’s operations and personnel, including among other information, biographical information on CIM’s investment supervising and professional staff and descriptions of its organization and management structure. Based upon their review of the information provided by CIM, the Directors were satisfied with the nature, extent and quality of the services to be provided by CIM to Strategic Portfolio.

•        Performance.  In considering the portfolio management team’s investment experience and investment strategies, the Board noted the portfolio manager’s performance record with respect to portfolios that employed an investment process that was similar to the one that CIM’s portfolio management team would use in managing Strategic Portfolio. Based on the foregoing information, the Directors determined that CIM’s investment capabilities and investment strategies were appropriate for pursuing the investment objective of Strategic Portfolio.

  Costs and Profitability.  The Directors considered the investment advisory fees applicable to Strategic Portfolio. Under the proposed fee structure, CIM would continue to receive a fee of 0.75% of Strategic Portfolio’s average daily net assets (“Portfolio Assets”).  The Directors noted, however, that CIM has agreed to voluntarily reduce its advisory fee by 0.15%, commencing on February 10, 2013, for as long as CIM is the sole investment advisor to Strategic Portfolio.  Based upon its review, the Board determined that the advisory fee was reasonable and appropriate in light of: (1) the services to be provided, (2) the management fees and overall expense ratios of comparable funds, as set out in materials provided by CIM, and (3) the anticipated profitability of Strategic Portfolio to CIM.

  Economies of Scale.  The Board discussed CIM’s advisory fee and determined that the fee reflects the current market environment and the competitive nature of the mutual fund industry. CIM explained that investors have been very risk averse following the market turmoil of 2008-2009 and have exhibited a preference for bond funds over equity funds over the past few years, which has prevented fees from declining significantly when expressed as a percentage of assets under management.

Investment Advisor. Calvert Investment Management, Inc., 4550 Montgomery Avenue, Suite 1125N, Bethesda, MD 20814, provides CVS with investment supervision and management and office space, furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees/Directors who are affiliated persons of and employed by CIM. CIM has served as an investment advisor to mutual funds since the inception of the first Calvert Fund in 1976. As of December 12, 2012, CIM was the investment advisor for 44 mutual fund portfolios and had approximately $12 billion in assets under management. CIM’s portfolio managers have been engaged in their professions for, on average, more than 20 years. They offer expertise honed through widely varied market and economic conditions, as well as an approach to investment that is informed by CIM's analysis of corporate performance in key areas such as the environment and corporate governance.

Information is provided below identifying the individual who is employed by the Advisor, and who will be primarily responsible for the day-to-day management of Strategic Portfolio (the “Portfolio Manager”).

Natalie A. Trunow, Senior Vice President, Chief Investment Officer – Equities, manages the day-to-day investment of assets of Strategic Portfolio.

Name of Portfolio Manager	Title	Business Experience During Last 5 Years	Role on Management Team
Natalie Trunow	Senior Vice President, Chief Investment Officer – Equities, Calvert, overseeing investment strategy and management of all Calvert balanced, equity and asset allocation portfolios.

Ms. Trunow joined Calvert as Head, Equities in August 2008. She previously served as the Section Head (2005-2008) and Portfolio Manager (2001-2008)

for the Global Public Markets Group of General Motors Asset Management.

Portfolio Manager

In addition to the foregoing experience, Ms. Trunow is the Portfolio Manager of the Calvert Large Cap Core Fund, which uses CIM’s U.S. Large Cap Core Strategy benchmarked to the Russell 1000 Index.  CIM receives an advisory fee of 0.75% for its management of the Calvert Large Cap Core Portfolio, which is comparable to Strategic Portfolio.  Ms. Trunow is also the Portfolio Manager of the Calvert Small Cap Fund and the Portfolio Manager of a portion of the Calvert International Equity Fund.

CIM’s directors and principal executive officers are as follows:

Name and Business Address	Principal Occupation

Barbara Krumsiek	Director and Chair, President and Chief Executive Officer
Robert-John H. Sands	Director
Catherine Roy	Director, Senior Vice President and Chief Investment Officer–Fixed Income
Natalie Trunow	Director, Senior Vice President and Chief Investment Officer–Equities
Ronald M. Wolfsheimer	Executive Vice President and Chief Financial and Administrative Officer
William M. Tartikoff	Senior Vice President, Secretary and General Counsel
Bennett Freeman	Senior Vice President, Sustainability Research and Policy
James McGlynn	Senior Vice President and Portfolio Manager
John Nichols	Vice President
Robert Enderson	Vice President
Patrick Faul	Vice President and Head of Credit Research
Thomas Dailey	Vice President and Portfolio Manager
Michael Abramo	Vice President and Portfolio Manager
Matthew Duch	Vice President and Portfolio Manager
Hui Ping Ho	Assistant Treasurer
Susan Walker Bender	Assistant Vice President, Assistant Secretary and Associate General Counsel
Ivy Wafford Duke	Assistant Vice President, Assistant Secretary, Deputy General Counsel and Chief Compliance Officer (Advisor and Distributor)
Lancelot King	Assistant Vice President, Assistant Secretary and Associate General Counsel
Andrew Niebler	Assistant Vice President, Assistant Secretary and Associate General Counsel
Augusto Macedo	Assistant Vice President, Assistant Secretary and Assistant General Counsel–Compliance
Stu Dalheim	Vice President–Shareholder Advocacy

Investment Advisory Agreement. The general terms of the Advisory Agreement between CIM and CVS include:

  The services to be provided to CVS.  Investment advisory services (manage Portfolio assets and place orders for securities trades); financial, accounting, and administrative services; reports to CVS; reports and other communications to contractholders; provision of employees to serve as officers and directors of, and advisors to, CVS; and the provision of personnel, office space, and facilities.

  General obligations of CIM.  Manage Strategic Portfolio in accordance with Portfolio guidelines and restrictions, under the direction of the CVS Board.

  Expenses of the Portfolio.  CIM will pay all salaries, expenses, and fees of the officers and directors of CVS who are affiliated with the Advisor.

  Liability issues.  CIM is not liable for losses resulting from its actions except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties on behalf of CVS or from reckless disregard of its duties.

  Continuation of the Agreement.  The Advisory Agreement provides for automatic termination unless its continuance is approved at least annually by (i) either the CVS Board or a majority of the outstanding shares of CVS and (ii) the Independent Directors.  The Advisory Agreement terminates automatically upon its assignment and is terminable at any time, without penalty, by the Board, CIM, or the holders of a majority of the outstanding shares of CVS, upon 60 days’ prior written notice.

Currently, the Advisory Agreement will continue until January 1, 2014, unless terminated earlier, and provides that it may be continued annually thereafter.

•        Compensation.   Strategic Portfolio will continue to pay CIM a fee of 0.75% of Strategic Portfolio’s average daily net assets (“Portfolio Assets”).  CIM, however, has agreed to voluntarily reduce its advisory fee by 0.15%, commencing on February 10, 2013, for as long as CIM is the sole investment advisor to Strategic Portfolio.

For Strategic Portfolio’s most recent fiscal year ended December 31, 2011, CIM received $752,301 in advisory fees.  Calvert Investment Services, Inc. (“CIS”) and Calvert Investment Administrative Services, Inc. (“CIAS”) are affiliates of CIM and provide shareholder services and administrative services to Strategic Portfolio.  During the fiscal year ended on December 31, 2011, Strategic Portfolio paid $13,475 and $50,153 to CIS and CIAS, respectively.

Annual Reports. The audited Annual Report to Shareholders of Strategic Portfolio is incorporated by reference into this Information Statement. Copies of the Annual Report and the most recent semi-annual report succeeding the annual report may be obtained without charge by writing to CVS at 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814 or by calling 800‑368-2745.

Delivery of Documents to Shareholders Sharing an Address.  Only one Information Statement is being delivered to multiple shareholders sharing an address unless (i) CVS has received contrary instructions or (ii) the Information Statement is delivered as an Exhibit to a Proxy Statement/Prospectus. Upon written or oral request, a separate copy of this Information Statement will be delivered to shareholders at a shared address to which a single copy of the document was delivered.  Any shareholder who wants to receive a separate Information Statement, or who wants to request a single copy of an Information Statement in the future (if multiple copies are currently being delivered), may contact CVS as directed under “Annual Reports” above.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

PROXY                                                           CALVERT VARIABLE SERIES, INC.                                                           PROXY

SPECIAL MEETING OF SHAREHOLDERS to be held April 19, 2013

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned, revoking previous proxies, hereby appoint(s) William M. Tartikoff, Esq., Ivy Wafford Duke, Esq., Lancelot A. King, Esq. and Andrew K. Niebler, Esq. and each of them separately, true and lawful attorneys with full power of substitution of each, and hereby authorizes them to represent and to vote all shares that the undersigned is entitled to vote or that are attributable to a variable annuity contract or variable life insurance policy owned by the undersigned at the Special Meeting of Shareholders of Calvert VP SRI Strategic Portfolio, a series of Calvert Variable Series, Inc., to be held in the Tenth Floor Conference Room of Calvert Investments, Inc., Air Rights North Tower, 4550 Montgomery Avenue, Suite 1125N, Bethesda, Maryland 20814 on Friday, April 19, 2013, at 9:00 a.m. Eastern Time, and at any adjournment thereof (the “Meeting”) as indicated on the reverse side.  In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the Meeting.  Receipt of the Notice of Special Meeting and the accompanying Prospectus/Proxy Statement is hereby acknowledged.  IF NO SPECIFICATIONS ARE MADE FOR THIS PROPOSAL, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

VOTE VIA THE INTERNET:  www.proxy-direct.com

VOTE VIA THE TELEPHONE:  1-800-337-3503

Note: Please date and sign exactly as the name appears on this Proxy. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title. Corporate and partnership proxies should be signed by an authorized person. If shares are held jointly, each shareholder must sign.

Signature(s) (Title(s), if applicable)

____________________________________________________, 2013

Date XXX_00000_000000_A

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Calvert Variable Series, Inc. Shareholder Meeting to Be Held on April 19, 2013.

The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/cal22211

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  The Board of Directors recommends that you vote FOR the following Proposal:

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.        To approve the Agreement and Plan of Reorganization (the “Reorganization Plan”), providing for the transfer of all the assets of Calvert VP SRI Strategic Portfolio, a series of Calvert Variable Series, Inc., to Calvert VP S&P 500 Index Portfolio, a series of Calvert Variable Products, Inc., in exchange for shares of the Calvert VP S&P 500 Index Portfolio. The Reorganization Plan also provides for distribution of these shares of the Calvert VP S&P 500 Index Portfolio to the holders of Calvert VP SRI Strategic Portfolio shares in liquidation and subsequent termination of the Calvert VP SRI Strategic Portfolio.

2.        To consider and act upon any other business that may properly come before the Meeting.

FOR	AGAINST	ABSTAIN

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

XXX_00000_000000_A

Thank You For Voting Promptly!

PART B

Acquisition of the Assets of the		By and in Exchange for Shares of the

CALVERT VP SRI STRATEGIC PORTFOLIO, a series of Calvert Variable Series, Inc.	è	CALVERT VP S&P 500 INDEX PORTFOLIO, a series of Calvert Variable Products, Inc.

Calvert Variable Series, Inc. 4550 Montgomery Avenue, Suite 1125N Bethesda, Maryland 20814 800-368-2745

STATEMENT OF ADDITIONAL INFORMATION

February [xx], 2013

This Statement of Additional Information (the “Reorganization SAI”) is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated February [xx], 2013 (the “Prospectus/Proxy Statement”) of Calvert VP SRI Strategic Portfolio (“Strategic Portfolio”), a series of Calvert Variable Series, Inc. (“CVS”), and Calvert VP S&P 500 Index Portfolio (“Index Portfolio”), a series of Calvert Variable Products, Inc. (“CVP”).  The Prospectus/Proxy Statement was filed with the Securities and Exchange Commission on January [29], 2013 (CVP Registration Statement on Form N-14 with respect to Index Portfolio (File No. 333-xxxxx)) and is available upon request and without charge by writing to CVP, 4550 Montgomery Avenue, Suite 1125N, Bethesda, MD 20814, or by calling 1-800-368-2745.

This Reorganization SAI relates to the proposed transfer of the assets of Strategic Portfolio to Index Portfolio in exchange for shares of Index Portfolio, which shares will be distributed to holders of shares of Strategic Portfolio in complete liquidation of Strategic Portfolio (the “Reorganization”).

This Reorganization SAI contains additional information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement relating to the Reorganization. This Reorganization SAI consists of the information set forth below pertaining to Strategic Portfolio and Index Portfolio, and the following described documents, each of which is incorporated herein by reference:

  Prospectus of CVS relating to Strategic Portfolio dated April 30, 2012, filed with the Securities and Exchange Commission on April 30, 2012 (CVS Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A, File No. 002-80154);

2.      Supplement to Prospectus of CVS relating to Strategic Portfolio dated December 13, 2012,filed with the Securities and Exchange Commission on December 13, 2012 (CVS Form 497 Definitive Materials, File No. 002‑80154);

  Statement of Additional Information of CVS relating to Strategic Portfolio dated April 30, 2012, filed with the Securities and Exchange Commission on April 30, 2012 (CVS Post-Effective Amendment No. 62 to its Registration Statement on Form N-1A, File No. 002-80154);

  Supplement to Statement of Additional Information of CVS relating to Strategic Portfolio dated December 13, 2012, filed with the Securities and Exchange Commission on December 13, 2012 (CVS Form 497 Definitive Materials, File No. 002-80154);

  Annual Report to Shareholders of CVS relating to Strategic Portfolio for the year ended December 31, 2011, containing historical financial information relating to Strategic Portfolio, filed with the Securities and Exchange Commission on March 7, 2012 (CVS Form N-CSR, File No. 811-03591). The Annual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about February 29, 2012;

  Semiannual Report to Shareholders of CVS relating to Strategic Portfolio for the period ended June 30, 2012, containing historical financial information relating to Strategic Portfolio, filed with the Securities and Exchange Commission on September 6, 2012 (CVS Form N-CSRS, File No. 811-03591). The Semiannual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about August 29, 2012;

  Prospectus of CVP relating to Index Portfolio dated April 30, 2012, filed with the Securities and Exchange Commission on April 30, 2012 (CVP Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A, File No. 002-90309);

  Statement of Additional Information of CVP relating to Index Portfolio dated April 30, 2012, filed with the Securities and Exchange Commission on April 30, 2012 (CVP Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A, File No. 002-90309);

  Annual Report to Shareholders of CVP relating to Index Portfolio for the year ended December 31, 2011, containing historical financial information relating to Index Portfolio, filed with the Securities and Exchange Commission on March 9, 2012 (CVP Form N-CSR, File No. 811-04000). The Annual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about February 29, 2012;

  Semiannual Report to Shareholders of CVP relating to Index Portfolio for the period ended June 30, 2012, filed with the Securities and Exchange Commission on September 6, 2012 and containing historical financial information relating to Index Portfolio (CVP Form N-CSRS, File No. 811-04000). The Semiannual Report was sent to variable life insurance policyholders and variable annuity contract owners on or about August 29, 2012.

Pro Forma Financial Information for the Period Ending June 30, 2012.  Pro forma financial information of CVS relating to Strategic Portfolio is not provided because the net assets of Strategic Portfolio constitute less than 10% of the net assets of Index Portfolio.

Accounting Survivor.  Index Portfolio is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization. The expected reorganization and proxy solicitation costs are $28,500.  The Merging Portfolio and Acquiring Portfolio are responsible for the payment of their own expenses incurred in connection with the merger.

Capital Loss Carryforwards. Net realized capital loss carryforwards for federal income tax purposes of $$3,304,975 and $$4,955,593 in Strategic Portfolio at December 31, 2011 may be utilized to offset future capital gains until expiration in December 2016 and December 2017, respectively.  In addition, Index Portfolio has $67,162 in short-term capital loss carryforwards and $253,130 in long-term capital loss carryforwards that will not expire.  These non-xxpiring capital loss carryforwards must be used before any expiring capital loss carryforwards are used.

PART C. OTHER INFORMATION

Item 15. Indemnification

Registrant's By-Laws, Exhibit 2 of this Registration Statement, provides, in summary, that a current or former member of the Board who is a party, or threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of his or her service as a Board member may be indemnified against expenses, judgments, penalties, fines and amounts paid in settlement incurred in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the applicable Fund, and with respect to a criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful.  A Board member may not be indemnified against any liabilities to a Fund or its shareholders if he or she has been adjudged to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a court determines that indemnification is proper in view of the circumstances of the case.  Indemnification, unless ordered by a court, may be made only after a determination that the Board member has met the applicable standard of conduct by: (i) a majority vote of a quorum of the Board members not parties to the action; (ii) a majority vote of a committee of the Board comprised of individuals who are not parties to the action; (iii) a special counsel selected by (a) a majority vote of a quorum of the Board members not parties to the action, (b) a majority vote of a committee of the Board comprised of individuals who are not parties to the action or (c) if there are fewer than two Board members who are not parties to the action, by the Board; or (iv) by the shareholders (without giving effect to any shares owned by or voted under the control of a Board member who is a party to the action).

Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Trustees & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $10 million in trustees and officers liability coverage (the "First Tier Liability Coverage"), plus $5 million in excess trustees and officers liability coverage for the independent trustees/directors only. Registrant also maintains an additional Trustees & Officers (Partners) Liability Insurance Policy with Travelers Companies, Inc., Financial and Professional Services, 1500 Market Street, West Tower, 29th Floor, Philadelphia, PA 19102, providing a further $10 million in trustees and officers liability coverage. Registrant also maintains a $13 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402 (the "Fidelity Bond"). The Fund maintains joint coverage with the other Calvert Group Funds, and for the First Tier Liability Coverage and the Fidelity Bond, with the Advisor and its affiliated operating companies. The premium and the coverage are allocated based on a method approved by the disinterested Fund trustees/directors.

Item 16. Exhibits

1.	(a) Articles of Incorporation of Calvert Variable Products, Inc., incorporated by reference to Registrant's initial filing on April 3, 1984.

(b) Articles of Amendment of Calvert Variable Products, Inc., incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

2.	By-Laws of Calvert Variable Products, Inc., incorporated by reference to Registrant's N-14, filed on December 23, 2009, accession number 0000743773-09-000049.

3.	Inapplicable.

4.	Form of Agreement and Plan of Reorganization, filed herewith.

5.	See (1) and (2) above.

6.

(a) Investment Advisory Agreement with Calvert Investment Management, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Schedule A and B to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 70, April 27, 2011, accession number 0000743773-11-000009.  Addendum to Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 74, April 27, 2012, accession number 0000743773-12-000004. Amendment to Investment Advisory Agreement, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

(b) Investment Subadvisory Agreement with Summit Investment Partners, Inc., incorporated by reference to Registrant's initial N-14 filing, dated December 16, 2010, accession number 0000743773-10-000053.  Amendment to Investment Subadvisory Agreement, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

7.

Underwriting (Distribution) Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.  Amendment to Distribution Agreement, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

8.	Deferred Compensation Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

9.

Custodial Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amended Appendix A to Custodial Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.

10.	Plan of Distribution for Class F, incorporated by reference to Registrant's Post-Effective Amendment No. 60, September 26, 2007, accession number 0000743773-07-000039.

11.	Form of Opinion of Counsel, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

12.	Form of Opinion and Consent of Counsel on Tax Matters, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

13.

(a) Master Transfer Agency Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Amended Schedule A to Master Transfer Agency Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003.  Amendment to Master Transfer Agency Agreement, filed herewith.

(b) Amended and Restated Servicing Agreement, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

(c) Administrative Services Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 65, January 30, 2009, accession number 0000743773-09-000003. Schedule A to Administrative Services Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 70, April 27, 2011, accession number 0000743773-11-000009. Amendment to Administrative Services Agreement, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

14.	Form of Consent of Independent Auditors, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

15.	Not applicable.

16.	Power of Attorney forms, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

17.	(a) Amended and Restated Rule 18f-3 Multiple Class Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 74, April 27, 2012, accession number 0000743773-12-000004.

(b) Code of Ethics for Calvert Investment Management Company Inc., incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

(c) Code of Ethics for Summit Investment Advisors, Inc., incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

(e) Form of proxy cards, filed herewith.

(f) Statement of Additional Information (Part B) to Registrant's N-14, filed herewith.

Item 17. Undertakings:

1.         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant by the undersigned, duly authorized, in the City of Bethesda, and State of Maryland, on the 21st day of December, 2012.

CALVERT VARIABLE PRODUCTS, INC.

By:                 **
       Barbara J. Krumsiek
       Chairperson

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on December 21, 2012 by the following persons in the capacities indicated.

Signature	Title
__________**____________ Barbara J. Krumsiek	Director and Chairperson

__________**____________ Ronald M. Wolfsheimer	Treasurer

__________**____________ Frank H. Blatz, Jr.	Director

__________**____________ Arthur J. Pugh	Director

__________**____________ Alice Gresham Bullock	Director

__________**____________ M. Charito Kruvant	Director

__________**_____________ Cynthia H. Milligan	Director

__________**____________ William Lester	Director

**By: /s/ Andrew K. Niebler

Andrew K. Niebler, Attorney-in-fact on behalf of those indicated, pursuant to Power of Attorney, incorporated by reference to Registrant's initial N-14 filing, dated December 17, 2012, accession number 0000743773-12-000029.

Calvert Variable Products, Inc.
N-14

EXHIBIT INDEX

Exhibit No.	Description